THIS INSTRUMENT PREPARED BY:
JOHN P. MANNING V
GENERAL COUNSEL
RABO AGRIFINANCE, INC.
P.O. BOX 411995
ST. LOUIS MO 63141

RETURN RECORDED DOCUMENT TO
RABO AGRIFINANCE, INC.
ONE CITYPLACE DRIVE, SUITE 200
ST. LOUIS, MO  63141
____________________________________________________________________________
Loan 10053500
Loan 10053600

This mortgage is being executed in triplicate to allow for simultaneous recordings in Collier, Hendry and Polk Counties, State of Florida.

Documentary Stamps and Intangible Tax paid upon recordation in Hendry County, Florida

FLORIDA MORTGAGE, SECURITY AGREEMENT AND FINANCING STATEMENT

Permanent Plantings and Multi-Year Crops

(REVOLVING LINE OF CREDIT AND TERM LOAN)

THIS FLORIDA MORTGAGE, SECURITY AGREEMENT AND FINANCING STATEMENT (REVOLVING LINE OF CREDIT AND TERM LOAN) ("Mortgage") is made the _8th_day of September, 2010, between ALICO, INC., a Florida corporation, formerly known as Alico Land Development Company, and whose chief executive office is located at 640 South Main Street, Labelle, Florida 33935 ("Mortgagor") and RABO AGRIFINANCE, INC., a corporation organized and existing under the laws of Delaware ("RAF"), whose address is P.O. Box 411995, St. Louis, Missouri 63141; RABOBANK, N.A. ("RNA"), whose address is P.O. Box 1845, El Centro, California 92244; and COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "Rabobank Nederland" ("RN"), whose address is 245 Park Avenue, New York, New York 10167 (RAF, RNA and RN, unless otherwise indicated, together with their successors and assigns, are hereinafter, individually or collectively, referred to as "Mortgagee") and RAF as collateral agent (the "Collateral Agent") for the Mortgagee.

WITNESS, WHEREAS, Mortgagor and ALICO-AGRI, LTD., a Florida limited partnership ("Alico-Agri"); ALICO PLANT WORLD, L.L.C., a Florida limited liability company ("Plant World"); BOWEN BROTHERS FRUIT, LLC, a Florida limited liability company ("Bowen"); and ALICO LAND DEVELOPMENT, INC., a Florida corporation ("ALDI") (Mortgagor; Alico-Agri; Plant World; Bowen; and ALDI are individually and collectively, “Borrower”) are justly indebted to Mortgagee in the sum of ONE HUNDRED MILLION AND 00/100 DOLLARS ($100,000,000.00), and have agreed to pay the same with interest thereon according to the terms of those certain promissory notes or obligations bearing even date herewith (such promissory notes, as hereafter modified, extended, supplemented, replaced, or renewed from time to time, shall hereinafter be referred to separately and collectively as the "Note"), or any credit agreement or similar document between the Mortgagor and/or Borrower and any Mortgagee (the "Credit Agreement"), providing for the payment thereof in installments, the last of which is due and payable on October 1, 2020.  The terms of the Note or any Credit Agreement, including, but not limited to, those providing for the compounding of interest, are incorporated herein by this reference as if set forth in full herein.  The Note contains provisions for the interest rate to be adjusted from time to time. (This Mortgage, the Note, any other notes or guaranties described herein, the Credit Agreement and all other instruments and documents executed and/or delivered by Mortgagor and/or Borrower and/or any other obligor in connection with or otherwise related to the indebtedness secured hereby, as hereafter modified, extended, supplemented, replaced, or renewed from time to time, shall hereinafter be collectively referred to as the "Loan Documents").

REVOLVING LINE OF CREDIT.  Without limiting the generality of the foregoing, this Mortgage secures a revolving line of credit under which, upon request by Borrower, Collateral Agent or Mortgagee, prior to the maturity date of this Mortgage, may make future advances to Borrower.  Such future advances, together with interest thereon, are secured by this Mortgage in accordance with Section 697.04, Florida Statutes, as amended or renumbered from time to time.

NOW, THEREFORE, in consideration of said indebtedness, and for the purposes of securing the payment to Mortgagee of the Note, along with (1) payment of the entire indebtedness and other obligations evidenced by any guaranty(s) executed by Mortgagor to the applicable Mortgagee or order and all modifications, amendments, replacements, substitutions, extensions and renewals thereof  along with any and all agreements with respect to any swap, (including obligations under the swap agreement executed in connection with the Note, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions); (2) the payment of such additional loans or advances and such other debts, obligations and liabilities of every kind and character, of Mortgagor or the maker of the Note, evidenced by a promissory note, guaranty or otherwise, whether one or more, arising in the future, in favor of the applicable Mortgagee, whether direct or indirect, absolute or contingent, or originally payable to the applicable Mortgagee or any other person; PROVIDED HOWEVER, THAT, such other additional loans, advances, debts, obligations and liabilities shall be secured by this Mortgage only if the promissory note, guaranty, or other document evidencing such shall recite that it is to be secured by this Mortgage; and provided, however, if the Property includes Mortgagor’s principal dwelling or is otherwise a one to four family dwelling, the Property will not secure any future loan, advance, debt, obligation or liability taken or incurred principally for personal, family or household purposes; (3) the payment of any substitute notes, renewals, reamortizations, conversion agreements and extensions of all indebtedness secured by this Mortgage; (4) payment and performance of each agreement of Mortgagor in this Mortgage; (5) payment of all sums expended or advanced by Collateral Agent or Mortgagee to protect the security of this Mortgage, said real property or said collateral, with interest thereon at the rate per annum after default or maturity set forth in said Promissory Note or any credit agreement related thereto and (6) all obligations as defined in or provided for in any Credit Agreement and also in consideration of one dollar in hand paid by Mortgagee, the receipt and sufficiency of which are hereby acknowledged, Mortgagor has granted, bargained, sold, conveyed, and granted a security interest, and does hereby grant, bargain, sell and convey and grant a security interest,   unto Collateral Agent and Mortgagee, and their successors and assigns, in and to that the following described real estate, situated in Collier, Hendry and Polk Counties, Florida (the "Land"), more particularly described as follows:

See attached Exhibit "A", which is incorporated herein by reference. For the purposes of this Mortgage, the Land consists of the Citrus Groves and the Collins Slough /Hill Grade Tract  each as described on Schedule “A-1”.

TOGETHER WITH, all the estate, right, title, interest, property, possession, claim and demand of Mortgagor, both at law and in equity, of, in, to and under the following:

(1)           All buildings, structures, betterments, fixtures and other improvements of any nature now or hereafter situated in whole or in part on the Land (collectively, the "Improvements"); and

(2)           All and singular the tenements, hereditaments, easements, riparian rights, rights-of-way, rights of ingress and egress, and other rights of any nature now or hereafter belonging or appurtenant to the Land or the Improvements, including all water and water rights appertaining thereto; and

(3)           Goods, including without limitation, equipment and machinery (excluding, however, automobiles, trucks, tractors, trailers, wheeled vehicles planting and tillage equipment), any and all watering, irrigation, and drainage equipment, machinery, apparati, appliances, materials, pumps, motors, generators, pipes, tubing, nozzles, tanks, sprinklers, center pivot irrigators and sprinklers, windmills, fences, fixtures, and fittings, raw materials, inventory, and work in process, now or hereafter owned by Mortgagor and now or hereafter affixed to, placed upon, or used in connection with, the Land or the Improvements, including but not limited to all personal property described in Exhibit "B" attached hereto and incorporated herein by this reference and articles of personal or mixed property of every kind and nature whatsoever (collectively, the "Personalty"); and

(4)           All groves, trees, plants, vines or other plantings, and timber now or hereafter standing or cut, and minerals or the like (including oil and gas) upon, under or related to the Land (collectively, the "Plantings"); and

(5)           All crops, farm products, stocks and inventories, wherever situated, now growing or hereafter grown upon, under or related to the Land and/or the Plantings, and/or harvested, removed or severed from the Land and/or the Plantings, including, but not limited to, all citrus and other fruits and crops (collectively, the "Crops"), together with:

(i)           all products and by-products of the Crops, including, but not limited to, juices and other beverages and concentrates (collectively, the "Products"); and

(ii)           all proceeds from the sale of the Crops and/or the Products, including, but not limited to, all moneys, funds, payments, accounts, accounts receivable or other sums due as payment for any of the Crops and/or Products (collectively, the "Proceeds"); and

(iii)           all of Mortgagor's right, title and interest in and to any and all of the following items, whether or not such items are commingled and/or combined with the Crops, Products and/or Proceeds:

(a)           crops which are delivered to, and/or harvested, stored, held, processed and/or shipped by, any cooperatives or similar arrangements, packing houses, processing plants or similar operations (collectively, "Cooperatives"); and

(b)           products of such crops, including, but not limited to, juices and other beverages and concentrates, whether or not such products are made, stored and/or shipped by or through Cooperatives; and

(c)           proceeds from the sale of such crops and/or products, including, but not limited to, any moneys, funds, payments, accounts, accounts receivable or other sums (whether or not maintained by or through Cooperatives) due as payment for any such crops and/or products; and

(6)           All rights of Mortgagor in, to, under, by virtue of, arising from, or growing out of, any and all other present or future accounts and accounts receivable now or hereafter affecting or concerning the Land, the Improvements, the Personalty, the Crops, the Products, the Proceeds, or any portion thereof or interest therein (the "Accounts"); and

(7)           All rights of Mortgagor in, to, under, by virtue of, arising from, or growing out of, any and all present or future contracts (including futures and similar contracts), plans, permits, licenses, and to the extent listed on Exhibit "B", general intangibles, including without limitation, payment intangibles and software, now or hereafter affecting or concerning the Land, the Improvements, the Personalty, the Crops, the Products, the Proceeds, or any portion thereof or interest therein (the "General Intangibles"); and

(8)           All water stock and water rights with respect to the Land and, to the extent listed on the attached Exhibit “B”, all Accounts, including without limitation all of Mortgagor’s right to any payment arising out of the sale, lease or license of all kinds of tangible and intangible personal property now or hereafter affixed to, placed or grown upon, or used in connection with the Land and Improvements; contract rights with respect to any security provided herein;  general intangibles, instruments, documents, chattel paper, accounts receivable, deposits, fees, charges and other payments, income and cash receipts that are otherwise described in this paragraph and derived from or related to operations on the Land and Improvements; and

(9)           Mortgagor's interest as lessor in all leases, tenancies, and occupancies now or hereafter affecting all or any portion of the Land, the Improvements, the Personalty, the Plantings or the Crops of any nature whatsoever, including, but not limited to, gas, oil and mineral leases, and all extensions and renewals thereof (collectively, the "Leases"); and

(10)           All rents, issues, profits, royalties, bonuses, income and other benefits derived from or produced by the Land, the Improvements, the Personalty, the Crops, the Accounts or the General Intangibles (collectively, the "Rents"); and

(11)           All insurance now or hereafter in effect which Mortgagor now has or may hereafter acquire with respect to the Land, the Improvements, the Personalty, the Plantings, the Crops or the General Intangibles and/or any other items of collateral described herein and/or the business of Mortgagor conducted in connection therewith; all premiums paid under such insurance; and all proceeds paid or due and payable under such insurance; and

(12)           Any and all awards or payments resulting from any exercise of eminent domain or from the taking by condemnation, or by any proceeding or purchase in lieu thereof, of the whole or any part of the Land, the Improvements, the Personalty, the Plantings and/or the Crops; and

(13)           Any and all funds paid to Collateral Agent or Mortgagee in escrow pursuant to paragraph TWENTIETH or otherwise; and

(14)           Any and all permits (including building permits), licenses, development orders and other orders, land use rights, development credits, including impact fee credits, and other entitlements and governmental approvals and authorizations pertaining to the development, improvement, ownership and/or operation of the Property; and

(15)           Personal property of the same general kind or class as otherwise described in this paragraph which Mortgagor may now own or hereafter acquire, affixed to, placed upon or  used or usable in connection with the operation of or relating to the Real Estate; and all products and proceeds from the sale or other disposal thereof, including, without limitation, all payments under any insurance policies, substitutions and replacements, additions, accessions of or to said collateral  and any indemnity, warranty or guaranty relating to any of the foregoing.

All of the foregoing real property, including the Land, shall hereinafter be collectively referred to as the “Real Estate”; all of the foregoing property which is not real property and all of the foregoing mixed property shall be hereinafter collectively referred to as the "Collateral"; the Real Estate and Collateral shall be hereinafter collectively referred to as the “Property.”

Notwithstanding the foregoing, Mortgagee's security interest in Delivered Crops (as hereinafter defined), but not Mortgagee's security interest in the Proceeds from such Delivered Crops, shall be deemed automatically released upon the delivery of such Delivered Crops to any Cooperative or other purchaser thereof, unless, prior to such delivery, Mortgagee has delivered written notice to such Cooperative or other purchaser that an event of default has occurred under this Mortgage, the Credit Agreement and/or any other Loan Documents.  Mortgagor hereby irrevocably authorizes Mortgagee to deliver any such notice, and Mortgagee shall have no liability to Mortgagor or Borrowers on account of delivering any such notice, so long as Mortgagee has a good faith belief that any such event of default then exists.  The term "Delivered Crops" shall mean any Crops which are sold, and actually delivered, to any Cooperative or other purchaser thereof which is not an affiliate of Mortgagor or any other Borrower.

TO HAVE AND TO HOLD the Property unto Collateral Agent and Mortgagee and their successors and assigns in fee simple forever.

PROVIDED, ALWAYS, this Mortgage is upon the express condition, that if Mortgagor and/or Borrower shall pay the Note and the indebtedness evidenced thereby, and all other sums secured by this Mortgage, and shall fully do, perform, comply with, and abide by all terms, provisions, covenants, conditions and agreements of this Mortgage, the Note, any Credit Agreement and the other Loan Documents, then these presents shall be void, and the estate hereby granted shall cease and determine, and Collateral Agent or Mortgagee will execute and deliver to Mortgagor a satisfaction of this Mortgage in recordable form.  It is agreed, however, that all expenses incurred in preparing and recording such satisfaction shall be borne by Mortgagor and/or Borrower.

This Mortgage is made, however, subject to the following terms, provisions, covenants, conditions and agreements:

FIRST.  Mortgagor hereby agrees and covenants to pay the interest and principal hereby secured promptly when due and to comply with and abide by each and every one of the stipulations, agreements, conditions and covenants contained in this Mortgage, the Note, any Credit Agreement and all other Loan Documents, and if default be made in any part thereof, or in the payment of any other moneys hereby secured, then the same shall, at Collateral Agent's or Mortgagee's option, become due and payable at once, without notice or demand, and this Mortgage may be foreclosed in the manner provided by law.

SECOND.  Mortgagor shall pay prior to delinquency, all taxes, assessments, fees, and other charges imposed by law (including ditch, canal, reservoir, or other water charges, taxes, or assessments) upon the Property or any part thereof including Collateral Agent's and Mortgagee's interest therein (collectively, "Property Taxes").  Mortgagor shall also pay when and as due and payable any and all documentary stamp tax, intangible tax and/or any other tax of any nature or description assessed against or imposed on this Mortgage, the Note (or the indebtedness evidenced thereby), any Credit Agreement or any other Loan Document, whether assessed against or payable by Mortgagor, Collateral Agent or Mortgagee (collectively, "Document Taxes").  If at any time the State of Florida shall determine that the amount of Document Taxes paid is insufficient and/or that additional Document Taxes are due and payable, Mortgagor shall forthwith pay for same, together with any interest or penalties imposed in connection with such determination, and Mortgagor hereby agrees to indemnify and hold Collateral Agent and Mortgagee harmless therefrom.  If Mortgagor shall fail, neglect or refuse to pay any Property Taxes and/or Document Taxes when and as due and payable, then Collateral Agent or Mortgagee at its option may pay the same, and any funds so advanced by Collateral Agent or Mortgagee shall bear interest, shall be paid and shall be secured as provided in paragraph SIXTH.  In the event of the passage, after the date hereof, of any law by the State of Florida, deducting from the value of land for the purpose of taxation any lien thereon or changing in any way the existing laws for the taxation of mortgages or debts secured by mortgage for state or local purposes, or the manner of the collection of any such Property Taxes and/or Document Taxes, so as to affect this Mortgage or the debt secured hereby or the holder thereof, Collateral Agent or Mortgagee shall have the right to give six (6) months' written notice to Mortgagor requiring the payment of the entire indebtedness secured hereby, and it is hereby agreed that if such notice be given the said indebtedness shall become due and payable at the expiration of said six (6) months.

THIRD.  Mortgagor acknowledges that Mortgagor's current financial position is an important factor in Mortgagee's decision to advance the funds represented by the Note.  Mortgagor therefore agrees, in order to provide assurance to Collateral Agent and Mortgagee with regard to Mortgagor's financial position, that Mortgagor shall not, without Collateral Agent's or Mortgagee's prior written consent, which Collateral Agent or Mortgagee may grant or withhold in Collateral Agent's or Mortgagee's sole but reasonable discretion, create, permit, suffer, or allow to be placed on all or any part of the Property or any interest therein, any lien, attachment, judgment, charge, easement, restriction, or other encumbrance (regardless of whether same is prior to, subordinate to, or of equal priority with, the lien and encumbrance of this Mortgage), other than (1) this Mortgage, (2) any easements, restrictions or other title exceptions listed in the owner's affidavit or mortgagee title insurance policy delivered to, and approved by, Collateral Agent or Mortgagee in connection with this Mortgage, and (3) the lien for Property Taxes which are not yet due and payable.  The creation or existence of any of same without such prior written consent of Collateral Agent or Mortgagee, shall, at Collateral Agent's or Mortgagee's sole option, constitute a default under this Mortgage and the other Loan Documents, entitling Collateral Agent or Mortgagee immediately to exercise all of its rights and remedies under this Mortgage and the other Loan Documents without notice to Mortgagor or to any other parties.  Unless otherwise specifically agreed to in writing by Collateral Agent or Mortgagee, all such liens and encumbrances shall be subject, subordinate and inferior in all respects to the lien and encumbrance of this Mortgage.  All potential lienors are hereby put on notice of the provisions of this paragraph.  Mortgagor shall immediately cause any such lien, attachment, judgment, charge or other encumbrance to be discharged or otherwise bonded or transferred to other security.  Furthermore, Mortgagor shall not directly or indirectly do anything or take any action which might prejudice any of the right, title or interest of Collateral Agent and Mortgagee in or to any of the Property or impose or create any direct or indirect obligation or liability on the part of Collateral Agent and Mortgagee with respect to any of the Property.

Except as set out in the previous paragraph, Mortgagor shall, within fifteen (15) days after the filing thereof, pay and discharge, at Mortgagor’s cost and expense, all construction or mechanic’s liens, encumbrances and charges upon the Property, or any part thereof, or any interest therein.  Mortgagor shall have the right to contest in good faith the validity of any such lien, encumbrance or charge, provided that Mortgagor shall first deposit a bond, cash or other security, in conformance with Chapter 713, Florida Statutes, with respect to such lien(s), in such amounts and in such form and content so as to cause such lien(s) to be removed as lien(s) against the Property, and deliver to Collateral Agent or Mortgagee such proof of the removal of such lien(s) as shall be satisfactory to Collateral Agent or Mortgagee in its sole discretion.

Notwithstanding the provisions of this paragraph THIRD, Mortgagor shall be entitled to do the following:

(1)           Replace obsolete, fully depreciated or non-functional items of Personalty  encumbered hereby, as reasonably required for the proper and efficient operation of the Property; provided that all such replacements or substitutions are owned by Mortgagor and shall remain (or be automatically) encumbered by the first lien and security interest of this Mortgage free and clear of any other security interests, liens or encumbrances.  Mortgagor shall execute such documents and instruments as may be required to protect and preserve the first lien priority of this Mortgage with respect to any such replacements or substitutions.

(2)           Obtain annual loans for the purpose of financing the costs of planting, cultivating or harvesting any portion of the Crops on any portion of the Land for a particular crop season (collectively, “Annual Operating Loans” and singularly an “Annual Operating Loan”) secured by Crop Collateral.  As used herein, the term “Crop Collateral” means and refers to only such portion of the Crops as have been planted, cultivated and/or harvested utilizing the proceeds of an Annual Operating Loan, together with the Proceeds, Products and Accounts relating thereto; “Crop Lender” means the lender providing an Annual Operating Loan; and “Foreclosure” shall mean transfer of either possession of the Land (including transfer to a receiver) or title to the Land, whichever occurs first, in connection with or pursuant to foreclosure of the Mortgage, whether such foreclosure is carried out by a judicial foreclosure action or by the execution and delivery of a deed in lieu of foreclosure sale or pursuant to order of Court in bankruptcy or the acquisition of said Land in satisfaction or partial satisfaction of debt.  Provided that no Event of Default under this Mortgage exists and is continuing and no event which, with the passage of time or the giving of notice, or both, would constitute an Event of Default under the Credit Agreement has occurred and is continuing, Mortgagee shall subordinate its security interest in the Crop Collateral under this Mortgage to any security interest in the Crop Collateral granted by Mortgagor to the Crop Lender as security for repayment of an Annual Operating Loan pursuant to a subordination and intercreditor agreement to be entered into between Mortgagee and Crop Lender on terms and conditions satisfactory to Mortgagee in its reasonable discretion.  Such intercreditor agreement must provide, among other things (i) that the Crop Lender will give written notice of default to Mortgagee, (ii) the Crop Lender’s security interest in the Crop Collateral will remain superior to Mortgagee’s security interest in the Crop Collateral only to the extent the Crop Lender provides financing for such Crops and such season, and (iii) the Crop Lender will have no security interest in Crops (or the Products, Proceeds thereof or Accounts stemming therefrom) planted (or, as to citrus, coming into bloom) after Foreclosure. Under no circumstances shall the subordination of Mortgagee’s security interest in the Crop Collateral extend to Crops planted (or, as to citrus, coming into bloom) after Foreclosure.  A default by Mortgagor under an Annual Operating Loan to which Mortgagee has subordinated its interest in Crop Collateral will be a default under this Mortgage.

FOURTH.  Mortgagor shall (1) do everything to keep the Property in good condition and repair, (2) not commit or suffer any waste, impairment, abandonment or deterioration of the Property, (3) not do or suffer to be done any act whereby the value of any part of the Property may be lessened, (4) operate all lands, whether improved pastures, orchards, groves, grazing, timber or crop lands, in a good and husbandman-like manner in accordance with accepted principles of sound agriculture and forestry practices, including cultivating, irrigating, fertilizing, fumigating and pruning the Plantings and otherwise operating the Property for its intended purpose, and harvesting and selling all Crops in a prudent, businesslike manner, in order to maximize the Rents, (5) take all reasonable precautions to control wind and water erosion, (6) fertilize improved pastures, if any, where necessary to maintain a good stand of desirable grasses, (7) protect the Plantings, Crops, orchards, groves and timber, if any, by reasonable precautions against loss or damage by freeze or fire, including the maintenance of appropriate fire breaks, and (8) neither remove nor permit the removal of any timber, buildings, oil, gas, mineral, stone, rock, clay, fertilizer, gravel or top soil without the prior written consent of Collateral Agent or Mortgagee; provided, however, that Mortgagee shall have the right to remove stone and rock from “Basin 20” situated in Section 20, Township 43 South, Range 31 East, Hendry County, Florida, for use in interior road maintenance on the Land.  Collateral Agent or Mortgagee shall have the right to inspect the Property at such reasonable times and intervals as Collateral Agent or Mortgagee may desire, to determine Mortgagor's compliance with the covenants contained in any clause of this Mortgage.  If Mortgagor shall fail, neglect or refuse to operate, repair or maintain the Property as required under subparagraphs (1) through (8) above, then Collateral Agent or Mortgagee may, at its option, undertake such repair, maintenance, cultivation or any other action it deems reasonably necessary to maintain the agricultural viability of the Property, or otherwise to perform Mortgagor's obligations under subparagraphs (1) through (8) above, and any funds advanced by Collateral Agent or Mortgagee for such purposes shall bear interest, shall be paid and shall be secured as provided in paragraph SIXTH.

FIFTH.  Mortgagor shall procure, maintain and deliver to Collateral Agent or Mortgagee, premiums paid, policies of insurance covering the Property against all risks of physical loss or damage, including war risks, flood and wind, if available, as Collateral Agent or Mortgagee may from time to time require, with loss payable to Collateral Agent and/or Mortgagee, in such amount for each risk, in such company and in such form as shall be satisfactory to Collateral Agent or Mortgagee.  All such policies shall contain a provision that such policies will not be canceled or materially amended, which term shall include any reduction in the scope or limits of coverage, without at least thirty (30) days' prior written notice to Collateral Agent or Mortgagee.  Collateral Agent or Mortgagee is authorized to assign and deliver said policies to any purchaser of this Mortgage or to the purchaser of the Property at any foreclosure sale.  In event of loss, Collateral Agent or Mortgagee is expressly authorized and empowered to settle or compromise claims under said policies, and the proceeds from said policies, as well as any other policies procured by Mortgagor, shall be paid to Collateral Agent and/or Mortgagee.  Collateral Agent or Mortgagee in its sole but reasonable discretion may apply same or any part thereof on account of the indebtedness secured hereby whether or not then due and payable, or may apply the same or any part thereof towards the alteration, reconstruction or repair of the damaged collateral, either to the portion damaged or any other portion thereof, or release same to Mortgagor; provided, however, that if no event of default under this Mortgage or the Credit Agreement then exists and is continuing, Mortgagee shall apply such insurance proceeds to the alteration, reconstruction and/or repair of the damaged collateral subject to such disbursement  procedures as Mortgagee shall reasonably require, and the excess, if any, shall be released to Mortgagor.  Such application or release shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.  If Mortgagor fails to maintain such insurance in force, then Collateral Agent or Mortgagee, at its option, may effect such insurance from time to time and pay the premiums therefor, and any such sums advanced by Collateral Agent or Mortgagee shall bear interest, shall be paid and shall be secured as provided in paragraph SIXTH.

SIXTH.  In the event of any default in the performance of any of Mortgagor's and/or Borrower’s covenants or agreements contained in this Mortgage or any other Loan Document, or the violation of any term thereof, including, but not limited to, the failure to procure, maintain and deliver the insurance policies, premiums prepaid, or to pay, as the same become due and payable, any Property Taxes and/or Document Taxes, or to pay any lien, claim or charge against the Property or to comply with the provisions of paragraph FOURTH hereof, Collateral Agent or Mortgagee may, without notice or demand, insure any of the buildings and pay the cost of such insurance and pay any of such Property Taxes, Document Taxes, liens, claims and charges, or any part thereof, or redeem from the sale of the Property for any taxes or assessments (irregularities in the levy or imposition of any tax or assessment being expressly waived), or redeem from the sale of the Property resulting from enforcement of any such lien, claim or charge, or expend such sums as may be necessary to correct the failure of Mortgagor to comply with the provisions of paragraph FOURTH or any other provisions of the Loan Documents, or take any other action Collateral Agent or Mortgagee deems necessary or desirable to protect its security in the Property.  If Collateral Agent or Mortgagee shall elect to advance at any time any sum(s) for the protection of its security or for any other reason permitted or provided by this Mortgage or any other Loan Document, Mortgagor and/or Borrower shall repay Collateral Agent or Mortgagee, within ten (10 business days of Mortgagor’s written demand for such payment, any sums so paid with interest thereon at the same rate as specified in the Note and/or any Credit Agreement secured hereby on the principal thereof after default and maturity, and all sums paid by Collateral Agent or Mortgagee with interest shall become a part of the indebtedness secured hereby, and in default of immediate repayment thereof by Mortgagor the whole indebtedness secured hereby shall at the option of Collateral Agent or Mortgagee become due and payable forthwith upon written demand by Mortgagee upon Mortgagor.  In order to declare the indebtedness secured hereby due and payable in full because of Mortgagor's failure to pay or perform any obligation required by this Mortgage, or because of any other default hereunder, neither Collateral Agent or Mortgagee shall be required to pay the same or to advance funds to cure the default, notwithstanding Collateral Agent's or Mortgagee's option under this Mortgage or any other Loan Document to do so; no such payment or advance by Collateral Agent or Mortgagee shall be deemed or construed a waiver of Collateral Agent's or Mortgagee's right to declare the indebtedness due and payable on account of such failure or other default.

SEVENTH.  Mortgagor shall not, without Collateral Agent's or Mortgagee's prior written consent in each instance, directly or indirectly sell, grant, convey, transfer, assign, or otherwise dispose of the Real Estate or any portion thereof or any legal or beneficial interest therein, whether by operation of law or otherwise, or permit or suffer any such sale, grant, conveyance, transfer, assignment or other disposition of same.  Furthermore, if Mortgagor is a corporation, partnership, limited liability company or other entity, Mortgagor shall not, without Collateral Agent's or Mortgagee's prior written consent, directly or indirectly permit, allow or suffer any person or entity having, directly or indirectly, through one or more intermediate persons or otherwise, any stock, partnership, legal, beneficial, or other ownership interest in Mortgagor, to convey, transfer, assign, pledge, hypothecate, mortgage, encumber, or otherwise dispose of such interest, if as a result of such transaction or transactions, either (i) any person or entity having a Controlling Interest (as hereinafter defined) in Mortgagor immediately prior thereto would cease to have a Controlling Interest in Mortgagor immediately thereafter, or (ii) any person or entity not having a Controlling Interest in Mortgagor immediately prior thereto would have a Controlling Interest in Mortgagor immediately thereafter.  "Controlling Interest" means the legal or beneficial ownership, use, enjoyment, or benefit, directly or indirectly, through one or more intermediate persons, of the power to direct the removal and replacement of management, including the chief executive officer, of Mortgagor, directly or indirectly, whether through the direct or indirect ownership, of voting securities, by contract or otherwise.  Except as provided below in this paragraph, any sale, grant, conveyance, transfer, assignment or other disposition described in this paragraph, without Collateral Agent's or Mortgagee's prior written consent, shall, at Collateral Agent's or Mortgagee's sole option, constitute a default under this Mortgage and the other Loan Documents, entitling Collateral Agent or Mortgagee immediately to exercise all rights and remedies under this Mortgage and the other Loan Documents without notice to Mortgagor or any other parties.  Notwithstanding anything in this Agreement to the contrary:  (i) any direct or indirect conveyance, transfer, assignment or other disposition (the “Event”) of any stock, partnership, limited liability company, legal, beneficial or other interest in Mortgagor shall not be a default hereunder or under the other Loan Documents as long as either (A) the chief executive officer of Mortgagor immediately prior to such Event is not actually removed or replaced (other than as a result of the death or disability of the chief executive officer which shall not be deemed a removal or replacement) within two (2) years of such Event, or (B) those persons or entities having a direct or indirect Controlling Interest in Mortgagor as of the date of this Agreement, continue to have, in the aggregate with their Affiliates and Related Parties, a direct or indirect Controlling Interest in Mortgagor, (ii) the transfer of the Real Estate to an Affiliate of Mortgagor (a “Transferee-Affiliate”) by merger of Mortgagor into such Affiliate shall not be a default hereunder or under the other Loan Documents so long as those persons or entities having a direct or indirect Controlling Interest in Mortgagor as of the date of this Agreement, continue to have, in the aggregate with their Affiliates and Related Parties, a direct or indirect Controlling Interest in said Transferee-Affiliate, (iii) the transfer of the Real Estate to a wholly-owned Affiliate of Mortgagor (a “Wholly-Owned Affiliate”) shall not be a default hereunder or under the other Loan Documents so long as said Wholly-Owned Affiliate remains wholly-owned by Mortgagor or an Affiliate of Mortgagor and executes and delivers to Lender a guaranty of all of the Obligations and all other instruments and agreements required by Lender pursuant to Section 7.12 of the Credit Agreement, and (iv) any pledge, hypothecation or encumbrance of a direct or indirect interest in Mortgagor without the actual transfer of voting rights with respect thereto shall not be deemed to constitute a conveyance, transfer, assignment, pledge, hypothecation, mortgage, encumbrance or other disposition of such interest for purposes of this Paragraph Seventh (provided, however, either (A) a pledge, hypothecation or encumbrance of a direct or indirect interest in Mortgagor together with the actual transfer of voting rights with respect thereto or (B) a transfer of the voting rights pursuant to the exercise or enforcement of such permitted pledge, hypothecation or encumbrance, shall be deemed to constitute a conveyance, transfer, assignment, pledge, hypothecation, mortgage, encumbrance or other disposition of such interest for purposes of this Paragraph Seventh.  If an Event described in (i) (A) above occurs followed by the removal or replacement of the chief executive officer within two (2) years of such Event, Mortgagor shall notify Mortgagee and Collateral Agent in writing (“Change Notice”) and if Mortgagee and Collateral Agent desire, as a result thereof, to assert a default hereunder or under any of the other Loan Documents, Mortgagee and Collateral Agent shall send written notice of default to Mortgagor within thirty (30) days following receipt of the Change Notice, failing which they shall be deemed to have waived the right to assert such default as a result of the Event.   “Related Parties” means, in the case of an individual, members of such individual’s “Immediate Family”, family trusts for the benefit of such individual and/or his or her Immediate Family, and entities in which such individual and/or Related Parties have a Controlling Interest.  “Immediate Family” shall mean the ancestors, siblings, spouse, and lineal descendants of an individual and the spouses of such siblings and lineal descendants. Notwithstanding any transfer otherwise permitted hereunder, all Obligations, including but not limited to  all financial covenants, shall remain in full force and effect.

EIGHTH.  Mortgagor shall pay on demand any and all costs, expenses, disbursements, attorneys' fees (including fees for the services of paralegals and similar persons) and accountants' fees (including charges of any in-house legal counsel and accountants) incurred by Collateral Agent or Mortgagee to (1) sustain the lien of this Mortgage or its priority, (2) protect or enforce any of Collateral Agent's or Mortgagee's rights hereunder or under any other Loan Document, (3) recover any and all sums secured hereby, (4) contest or collect any award or payment in connection with the taking or condemnation of the Premises or with any insurance policy related to the Premises, and/or (5) conduct a title examination and/or obtain an abstract or title insurance policy related to the Real Estate.  Mortgagor shall pay for such costs, expenses, disbursements and fees so incurred by Collateral Agent or Mortgagee regardless of whether any suit is filed, and shall pay for any of same arising out of, in connection with, or by reason of, any litigation or proceedings (including any appellate, administrative or bankruptcy proceedings) brought by Collateral Agent or Mortgagee or in which Collateral Agent or Mortgagee is made a party with respect to the Property, this Mortgage, any other Loan Documents, or the indebtedness secured hereby.  All such costs, expenses, disbursements and fees described in this paragraph shall bear interest, shall be paid and shall be secured as provided in paragraph SIXTH.

NINTH.  As further security for the payment of indebtedness secured hereby and the performance of all of the terms, covenants and conditions hereof, Mortgagor does hereby mortgage, transfer, set over, assign and pledge to Collateral Agent and Mortgagee the Leases and the Rents, and in the event of a default under any of the terms, covenants and conditions of this Mortgage, Collateral Agent and Mortgagee are hereby authorized and empowered to collect and receive all Rents due and to become due and to apply the same against said indebtedness.  So long, however, as there shall be no default under this Mortgage or any of the other Loan Documents, Mortgagor shall have the right to collect and receive any and all such Rents as they become due and payable, and to use the same without accounting to Collateral Agent or  Mortgagee therefor. The provisions of this Paragraph Ninth shall constitute an assignment of rents pursuant to Section 697.07, Florida Statutes.

TENTH.  Mortgagor shall deliver the following to Collateral Agent or Mortgagee, all of which shall be prepared at Mortgagor's sole cost and expense and shall be in such form as Collateral Agent or Mortgagee may require in its sole discretion:

(1)           No later than ten (10) business days following Collateral Agent's or Mortgagee's demand therefor, a certificate from the chief financial officer or equivalent officer of Mortgagor and stating whether the Property or any part thereof or interest therein, legal or beneficial, or any legal or beneficial interest in Mortgagor which is a Controlling Interest has been voluntarily or involuntarily, directly or indirectly, sold, conveyed, transferred, assigned, or otherwise disposed of at any time during such calendar year, and if so, describing with specificity all details and parties to such transaction and whether or not, as a result thereof, there was any change in the persons or entities having a Controlling Interest in Mortgagor; and

(2)           No later than five (5) business days after Mortgagor's receipt thereof, true and complete copies of (i) all notices issued by any governmental or quasi governmental authority or corporation having jurisdiction over Mortgagor or the Property, alleging any violation of law at the Property or by Mortgagor, and (ii) all notices, correspondence, legal papers or other documents relating to any suits, proceedings or other actions threatened, being commenced or pending against Mortgagor or the Property before any court of law, administrative agency, arbitration panel or other adjudicating body.

ELEVENTH.  Collateral Agent or Mortgagee may, at its option and in its sole discretion, release for such consideration, or none, as it may require, any portion of the Property without, as to the remainder of the security, in any way impairing or affecting the liens and priorities herein provided for Collateral Agent or Mortgagee compared to any subordinate lienholder.

TWELFTH.  The net proceeds of any judgment, award or settlement in any condemnation or other proceeding for any damage to or taking of all or any part of the Property shall be paid to Collateral Agent or Mortgagee and shall, at its option, either be applied as a credit on any portion of the unpaid balance of the Note, whether then matured or to mature in the future, or be released to Mortgagor.  In the event Mortgagee has not elected to release the net proceeds referred to in the preceding sentence to Mortgagor, Mortgagor shall have the right to elect, by written notice to Mortgagee, whether such proceeds are applied as a credit against the Term Loan or the Revolving Line of Credit. If all of the Property is so taken but the proceeds are insufficient to pay the indebtedness in full, then, at Collateral Agent's or Mortgagee's option, the unpaid balance shall be immediately due and payable.

THIRTEENTH.  Each of the following events shall constitute an event of default hereunder:

(1)           Mortgagor's and/or Borrower’s failure to pay to Collateral Agent or Mortgagee any installment of principal and/or interest under the Note, Credit Agreement or any other sum payable to Collateral Agent or Mortgagee under any of the Loan Documents, including, but not limited to, escrow deposits provided for herein, when and as due and payable; or

(2)           Mortgagor's failure to keep in force any insurance policy required hereunder or to deliver such policy or evidence of its renewal to Collateral Agent or Mortgagee; or

(3)           Mortgagor's creating, permitting, suffering, or allowing to be placed on all or any part of the Property, or any interest therein, any lien, attachment, judgment, charge, easement, restriction, or other encumbrance in contravention of the provisions of paragraph THIRD hereof or Section 7.21 of the Credit Agreement; or

(4)           The sale, grant, conveyance, transfer, assignment, or other disposition of the Property or any portion thereof or any legal or beneficial interest therein in contravention of the provisions of paragraph SEVENTH hereof, or the conveyance, transfer, assignment, pledge, hypothecation, mortgaging, encumbrance, or other disposition of any stock, partnership, legal, beneficial, or other ownership interest in Mortgagor in contravention of the provisions of paragraph SEVENTH hereof or Section 4.02 of the Credit Agreement; or

(5)           Mortgagor's failure to perform and observe Mortgagor's covenants and obligations under paragraph FOURTH hereof within ten (10) days following written notice thereof from Collateral Agent or Mortgagee; or

(6)           The failure of any representation or warranty made in this Mortgage, any other Loan Document or any notice, report, certificate or other document given by Mortgagor and/or Borrower to Collateral Agent or Mortgagee heretofore, on the date hereof or hereafter to be true and correct in any material respect as of the date made; or

(7)           Mortgagor's and/or Borrower’s failure to perform and observe any covenant, obligation, agreement or undertaking under this Mortgage, the Note, Credit Agreement and/or any other Loan Document not otherwise referred to above (i) within thirty (30) days following written notice thereof from Collateral Agent or Mortgagee, or (ii) if such failure cannot with due diligence be cured within thirty (30) days, such longer period, not to exceed ninety (90) days in all, from and after the giving of such written notice, as may be necessary to cure the same with due diligence, provided that Mortgagor commences such cure within such thirty (30) day period and thereafter diligently proceeds to complete such cure; or

(8)           Mortgagor's or any other Property owner's (i) making an assignment for the benefit of creditors, or (ii) filing a petition in bankruptcy, or (iii) commencing any proceeding under any bankruptcy, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, or (iv) being or becoming insolvent, or (v) suffering an appointment of a custodian, receiver, intervenor or trustee, which continues undischarged and unstayed for ninety (90) days after the entry thereof, or (vi) approving, consenting or acquiescing in the filing of any such petition or application against Mortgagor or such owner; or (vii) being the subject of any involuntary bankruptcy or other insolvency filing which continues undischarged and unstayed for ninety (90) days after the entry thereof.

FOURTEENTH.  Upon the occurrence of an event of default hereunder, (i) the entire indebtedness hereby secured, including all payments for Property Taxes or other taxes, assessments, insurance premiums, liens, attorneys' fees and expenses herein specified, shall, at the option of Collateral Agent or Mortgagee, and without notice to or demand upon Mortgagor and/or Borrower, become immediately due and payable in full, (ii) Collateral Agent or Mortgagee shall have the right to collect all indebtedness then due and payable by proceeding against all real and personal property constituting the Property, or any part thereof or interest therein, by foreclosure, or otherwise, as permitted by the laws of the state in which the Property is situated, and (iii) Collateral Agent or Mortgagee shall have the right to pursue any and all other remedies as may be permitted under the laws of the state in which the Property is situated.  Mortgagor hereby waives any right it may have to require the marshaling of its assets.  Collateral Agent or Mortgagee shall have the right to foreclose the Property in its entirety, or any part thereof or interest therein, as Collateral Agent or Mortgagee in its sole and absolute discretion shall determine, in one or more sales in such order and priority as Collateral Agent or Mortgagee may in its sole and absolute discretion deem necessary or advisable. Any foreclosure action(s) may be brought in one county or more than one county, as Collateral Agent or Mortgagee may elect in its sole discretion. If, following any such partial foreclosure sale, any indebtedness secured hereby, whether or not then due and payable, shall remain unpaid or unsatisfied in any respect, the Loan Documents and all obligations of Mortgagor and/or Borrower thereunder shall continue in full force and effect until such unpaid and unsatisfied indebtedness is fully paid and satisfied as therein provided.  Collateral Agent's or Mortgagee's pursuit of any remedy shall not preclude the pursuit of any other remedy.  Collateral Agent or Mortgagee shall have the right from time to time to enforce any legal or equitable remedy against Mortgagor and/or Borrower and to sue for any sums, whether interest, principal, taxes, or any other sums required to be paid under the terms of this Mortgage, as the same become due, without regard to whether or not the principal sum secured or any other sums secured by the Note and Mortgage shall be due, and without prejudice to the right of Collateral Agent or Mortgagee thereafter to enforce any appropriate remedy against Mortgagor, including an action of foreclosure, or any other action, for a default or defaults by Mortgagor existing at the time such earlier action was commenced.  The rights and remedies of Collateral Agent and Mortgagee under this Mortgage or any other Loan Document shall be cumulative and concurrent and may be pursued separately, successively or together against Mortgagor or any other obligor under the Loan Documents.

FIFTEENTH.  Upon the occurrence of a default under this Mortgage or any of the Loan Documents, Collateral Agent or Mortgagee, as a matter of right, without consideration of the value of the Property, or whether the Property is probably insufficient to discharge the mortgage debt or is in danger of being lost or removed or injured, and irrespective of the solvency or insolvency of Mortgagor or the then owner of the Property, and without notice to Mortgagor or any person claiming under him, shall be entitled at once to the appointment of a receiver for the Property, to collect the rents, issues and profits therefrom during the pendency of any foreclosure, and the proceeds of said receivership shall be applied by said receiver toward payment of any and all sums secured by this Mortgage, or toward the payment of such part of the judgment rendered thereon as may remain unsatisfied after the sale of the Property, or to repay to Collateral Agent or Mortgagee any advances which Collateral Agent or Mortgagee may make for taxes, assessments, insurance or other charges or activities as herein provided, together with interest thereon at the same rate as specified in the Note or any Credit Agreement on the principal thereof after default and maturity, and from the proceeds of said receivership said receiver may make necessary repairs and keep the Property in proper condition and repair pending such sale, do all things necessary for the cultivation of the Crops, pay all taxes and assessments accrued or accruing or redeem from sales therefor, pay insurance premiums necessary to keep the Property insured in accordance with the provisions of this Mortgage, pay other proper charges as herein provided, and pay the expense of the receivership.  To the extent permitted by law, Mortgagor hereby waives any right to object to the appointment of a receiver as aforesaid and expressly consents that such appointment shall be made as an admitted equity and as a matter of absolute right to Collateral Agent or Mortgagee.

SIXTEENTH.                                In case this Mortgage be foreclosed by a suit in equity and the Property be sold to satisfy a decree of foreclosure, the proceeds of such sale shall be applied as follows:  First, to the expenses incurred hereunder and in connection with the foreclosure proceeding; second, to attorneys' fees and costs incurred by Collateral Agent or Mortgagee in connection with the collection of said indebtedness and the foreclosure of this Mortgage; third, to the payment of whatever sum or sums Collateral Agent or Mortgagee may have paid or become liable to pay in carrying out the terms and stipulations of this Mortgage, together with interest thereon; and finally to the payment and satisfaction of the Note. The balance, if any, shall, unless the Court decrees otherwise, be paid into the registry of the Court having jurisdiction of said foreclosure suit, to abide the further order of said Court.

SEVENTEENTH.  Mortgagor covenants and represents and warrants to Collateral Agent and Mortgagee that (1) Mortgagor is lawfully seized of the Real Estate in fee simple and has good right and lawful authority to sell and encumber the Real Estate, (2) the Real Estate is free from encumbrances except for (i) this Mortgage, (ii) the lien for Property Taxes which are not yet due and payable, and (iii) any easements, restrictions or other title exceptions listed in the owner's affidavit delivered to Collateral Agent or Mortgagee in connection with this Mortgage Mortgage or in First American Title Insurance Company Loan Policy No. DME-FAC-579 wherein Collateral Agent and Mortgagee are the insureds, (3) it shall be lawful for Collateral Agent or Mortgagee at all times, peaceably and quietly to enter upon, hold, occupy and enjoy the Property and every part thereof, (4) Mortgagor will execute or procure any further necessary assurances of title and does hereby forever warrant generally the title to the Real Estate and will forever defend the same against the claims and demands of all persons whomsoever, and (5) Mortgagor and the makers of the Note specifically agree and declare that the separate estate of each of them, whether vested, contingent or in expectancy, is hereby conveyed and shall be bound for the payment of the debt hereby secured and each does hereby expressly waive, release and relinquish all rights and benefits of any homestead, appraisement, exemption or stay to which they may to entitled under the laws and/or constitution of the State of Florida, together with all dower or curtesy rights, and all interests and estates, statutory and otherwise and of every nature whatsoever in and to the Real Estate.

EIGHTEENTH.  The giving of written notice addressed to the owners of record of the Real Estate or addressed to the said owners at their last address actually furnished to Collateral Agent or Mortgagee, or addressed to the owners at the Real Estate, and mailed by United States Mail, shall be sufficient notice and demand in any case arising under this Mortgage which may be required by the provisions hereof or by law.  This Mortgage cannot be changed except by an agreement in writing, signed by the party against whom enforcement of the change is sought.  This Mortgage shall be binding upon, and shall inure to the benefit of Collateral Agent and Mortgagee and their successors and assigns, and Mortgagor and Mortgagor's heirs, personal representatives, successors and assigns.  Wherever used herein, the singular number shall include the plural and conversely, and the use of any gender shall be applicable to all genders.  Time is of the essence of all provisions of this Mortgage, the Note, the Credit Agreement and the other Loan Documents.  If Mortgagor consists of more than one person, the obligations and liabilities of such persons hereunder shall be joint and several.  Any provision of this Mortgage which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction only, be ineffective only to the extent of such prohibition or unenforceability.  This Mortgage, together with the Note, the Credit Agreement and other Loan Documents constitutes the entire Agreement between Mortgagor, Borrower, Collateral Agent and Mortgagee, and supersedes all prior negotiations, writings, agreements or other understandings between Mortgagor, Borrower, Collateral Agent and Mortgagee.  This Mortgage shall be governed by, and construed and enforced in accordance with the laws of the State of Florida (without application of conflict of law principles), except and only to the extent the UCC, as hereinafter defined, provides otherwise.

NINETEENTH. (1) Mortgagor shall (i) comply with all Environmental Laws (as hereinafter defined), (ii) immediately remove any Hazardous Substance (as hereinafter defined) found on, in, under or affecting the Real Estate in violation of Environmental Laws and dispose of same in compliance with Environmental Laws, and (iii) not permit, allow or suffer any lien under any Environmental Law to attach to or encumber the Real Estate or any part thereof or interest therein.  Mortgagor shall be personally liable for and shall indemnify and defend Collateral Agent and Mortgagee (with attorneys acceptable to Collateral Agent and Mortgagee) and hold Collateral Agent and Mortgagee harmless from and against any and all losses, liabilities, damages, demands, claims, actions, judgments, causes of action, assessments, penalties, costs and expenses incurred by Collateral Agent or Mortgagee, including, without limitation, all amounts contributed for investigation, monitoring, remediation, response action, removal, restoration and permit acquisition and the fees of outside legal counsel, environmental experts, and accountants and the charges of in-house legal counsel and accountants, suffered or incurred by Collateral Agent or Mortgagee, arising out of or as a result of any (i) Hazardous Substance Activity and/or violation of Environmental Laws, (ii) investigation, inquiry, order, hearing, action, or other proceeding by or before any governmental agency in connection with any Hazardous Substance Activity or violation of Environmental Laws, or (iii) any claim, demand, action, or proceeding, whether meritorious or not, brought or asserted against Collateral Agent or Mortgagee or Mortgagor, regardless of when same is brought or asserted, which directly or indirectly relates to, arises from or is based on any of the foregoing.  Notwithstanding any provision herein, the indemnification does not apply to any of the foregoing losses, damages, demands, etc. arising out of Hazardous Substances introduced on to the Land by parties unaffiliated with Borrower subsequent to the time Mortgagee or Collateral Agent  or its or their successors or assigns acquires title to the Land by foreclosure, deed-in-lieu of foreclosure or other action.   Mortgagor agrees that, notwithstanding any provision to the contrary in this Mortgage, this indemnification and hold harmless shall survive the release or reconveyance of this Mortgage, whether pursuant to payment in full of the Note, or judicial or non-judicial foreclosure under this Mortgage, or otherwise.  If Collateral Agent or Mortgagee retains counsel for advice or other representation in any litigation, contest, dispute, suit or proceeding (whether instituted by Collateral Agent or Mortgagee, Mortgagor, or any other party, including any governmental agency charged with enforcement of any Environmental Law) in any way related to any Environmental Law or to this paragraph and the indemnities described herein, or to enforce the indemnities hereunder, then all of the attorneys' fees arising from such services and all related expenses and court costs shall bear interest, shall be paid and shall be secured as provided in paragraph SIXTH; provided, however, that the provisions of this sentence shall not apply to or include any attorneys’ fees, costs or expenses arising in any litigation, contest, dispute, suit or proceeding arising out of or relating to Hazardous Substances introduced unto the Land by parties unaffiliated with the Borrower after the time Collateral Agent or Mortgagee, or its or their successors or assigns, acquires title to the Land by foreclosure, deed in lieu of foreclosure or other action.  If Mortgagor fails to comply with any of the provisions of this paragraph or any provision of any other Loan Document related to Hazardous Substances and/or Environmental Laws, Collateral Agent or Mortgagee shall have the right, but not the obligation, after reasonable, advance written notice to Mortgagor, to enter upon the Real Estate and to expend funds to cure such failure by performing such remedial work as may be necessary to make the Real Estate conform to all Environmental Laws.  Any amounts expended by Collateral Agent or Mortgagee as a result thereof shall bear interest, shall be paid and shall be secured as provided in paragraph SIXTH.  The exercise by Collateral Agent or Mortgagee of Collateral Agent's or Mortgagee's remedies under this paragraph shall not operate to place upon Collateral Agent or Mortgagee any responsibility for the operation, control, care, management or repair of the Property, or make Collateral Agent or Mortgagee the "owner" or "operator" of the Property or a "responsible party" within the meaning of Environmental Laws.  Mortgagor shall provide Collateral Agent or Mortgagee with prompt written notice (i) upon Mortgagor's becoming aware of any violation of any Environmental Law relating to the Real Estate, and (ii) upon Mortgagor's receipt of any notice from any federal, state, municipal or other governmental agency or authority in connection with any Hazardous Substance on, in, under or affecting the Real Estate.

(2)  The term "Environmental Laws" means all present and future federal, state, local and other laws (whether common law, statutes, ordinances, rules, orders, regulations or otherwise), permits, and other requirements or guidelines of governmental authorities applicable to the Real Estate and relating to the environment and environmental conditions or to any Hazardous Substance or Hazardous Substance Activity and all amendments thereto and all regulations, orders, decisions, and decrees now or hereafter promulgated thereunder), and common law or other principles which might subject the Real Estate, Mortgagor, and/or Collateral Agent or Mortgagee to liability (to third parties or otherwise) for any Hazardous Substance Activity.  The term "Hazardous Substance" means asbestos and any asbestos containing material; any substance that is then defined or listed in, or otherwise classified pursuant to, any Environmental Laws or any applicable laws or regulations as a "hazardous substance", "hazardous material", "hazardous waste", "infectious waste", "toxic substance", "toxic pollutant" or any other formulation intended to define, list, or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity, reproductive toxicity, or "EP toxicity"; or any petroleum and drilling fluids, produced waters, and other wastes associated with the exploration, development or production of crude oil, natural gas, or geothermal resources.  The term "Hazardous Substance Activity" means any actual use, packaging, labeling, treatment, leaching, spill, cleanup, storage, holding, existence, release, emission, discharge, generation, processing, abatement, removal, disposition, handling or transportation of any Hazardous Substance in violation of any Environmental Laws, or which is or may become the subject of any third party claim (regardless of the grounds, veracity, or accuracy of such third party claim), from, under, into or on the Real Estate in violation of any Environmental Law or surrounding property (but only concerning surrounding property to the extent of seepage, release, discharge, migration, disposal or other actions from the Real Estate to the surrounding property or from the surrounding property to the Real Estate). Notwithstanding any other provision of this paragraph NINETEENTH, to the extent “Hazardous Substance” may be deemed to refer to or include those materials that are customarily used in the ordinary course of Mortgagor’s agricultural business relating to the Property, such materials may be used in the ordinary course of Mortgagor’s agriculture business relating to the Property provided that such materials are used and stored in compliance with the requirements of all Environmental Laws.

TWENTIETH.  (1)                                Without limiting the obligation of Mortgagor to pay all Property Taxes and to obtain and pay the premiums for all insurance policies required under the Loan Documents ("Insurance Premiums") as and when the same are due and payable, Mortgagor shall, at Collateral Agent's or Mortgagee's option but only after the occurrence of an event of default, pay to Collateral Agent or Mortgagee on the first day of each and every month following the giving of notice by Collateral Agent or Mortgagee to Mortgagor requiring such deposits, (i) an amount equal to one twelfth (1/12) of all Property Taxes to become payable during the ensuing twelve (12) months, as estimated from time to time by Collateral Agent or Mortgagee (but with the first such payment to be in such amount as shall, with the succeeding payments, be sufficient to pay the Property Taxes at least thirty (30) days before they become due and payable), and (ii) an amount on account of each policy of insurance equal to one twelfth (1/12) of the Insurance Premiums to become payable during the ensuing twelve (12) months in order to continue such insurance in full force and effect, as estimated from time to time by Collateral Agent or Mortgagee (but with the first such payment to be in such amount as shall, with the succeeding payments, be sufficient to pay the next Insurance Premiums on account of such insurance due and payable thereafter at least thirty (30) days before they become due and payable).  All sums to be deposited with Collateral Agent or Mortgagee pursuant to this paragraph shall be paid to Collateral Agent or Mortgagee in addition to principal, interest and any other payments required by the Loan Documents.  From and after such time as Collateral Agent or Mortgagee gives notice to Mortgagor requiring escrows for Property Taxes and Insurance Premiums, Mortgagor shall cause all bills, statements or other documents relating to Property Taxes and Insurance Premiums to be sent, mailed or otherwise delivered directly to Collateral Agent or Mortgagee.  Provided that Collateral Agent or Mortgagee receives such bills, statements and other documents in a timely manner and provided further that Mortgagor has deposited sufficient funds with Collateral Agent or Mortgagee pursuant to this paragraph at least thirty (30) days prior to the date the same are due and payable, Collateral Agent or Mortgagee shall pay Property Taxes and Insurance Premiums out of the funds deposited with Collateral Agent or Mortgagee pursuant to this paragraph in accordance with such bills, statements and other documents, prior to such time as the same shall become delinquent.  Mortgagor shall be solely responsible for causing all bills, statements and other documents relating to Property Taxes and Insurance Premiums to be delivered to Collateral Agent or Mortgagee and for depositing sufficient sums with Collateral Agent or Mortgagee to pay for the same.  Neither Collateral Agent or Mortgagee shall have any obligation (and no liability for its failure) to obtain any such bills, statements or other documents or to advise Mortgagor whether or not Collateral Agent or Mortgagee has received the same, or to make demand upon Mortgagor for any deficit in the funds so held by Collateral Agent or Mortgagee.  Collateral Agent or Mortgagee may, in its sole discretion, designate a third party to maintain the escrow for Property Taxes and Insurance Premiums provided for herein, on such terms and conditions as may be satisfactory to Collateral Agent or Mortgagee.  Mortgagor shall on demand pay the reasonable fees of such third party, which may be an affiliate or subsidiary of Collateral Agent or Mortgagee.  At Collateral Agent's or Mortgagee's option, the amount of such third party’s reasonable fees shall be added to the amount estimated by Collateral Agent, Mortgagee or such third party to be paid into escrow pursuant to this paragraph and may be paid out of such escrow to such third party as and when such reasonable fees are due and payable before the application of such funds to the payment of Property Taxes and Insurance.

(2)           If funds paid to Collateral Agent or Mortgagee in escrow pursuant to this paragraph are at any time insufficient to pay any installment of Property Taxes or any Insurance Premiums on or before the same becomes due and payable, then Mortgagor shall pay to Collateral Agent or Mortgagee promptly upon demand any amount necessary to make up the deficiency at least thirty (30) days before same shall become due and payable.  If at any time the funds deposited with Collateral Agent or Mortgagee exceed the amount deemed necessary by Collateral Agent or Mortgagee to pay such Property Taxes and Insurance Premiums as may then or subsequently be due, such excess shall be credited to Mortgagor on the next monthly installment or installments of such funds to be deposited with Collateral Agent or Mortgagee on account of Property Taxes and Insurance Premiums.  Upon termination of any escrow for Property Taxes and/or Insurance Premiums, and upon payment of all indebtedness and performance of all obligations secured by this Mortgage, Collateral Agent or Mortgagee shall promptly refund to Mortgagor the unexpended balance of any funds then held by Collateral Agent or Mortgagee in escrow pursuant to this paragraph.  Nothing herein shall cause Collateral Agent or Mortgagee to be deemed a trustee of such funds or be obligated to pay any amounts in excess of the amount of funds deposited with Collateral Agent or Mortgagee in escrow pursuant to this paragraph.  All sums held in escrow from time to time shall be held in a non-interest bearing account or accounts, may be commingled with other funds of Collateral Agent or Mortgagee, and shall constitute additional collateral security for all indebtedness and other obligations secured by this Mortgage.  Following the occurrence of any default under this Mortgage or the other Loan Documents, Collateral Agent or Mortgagee shall have the right, at its option, to apply all or any part of the funds then held by Collateral Agent or Mortgagee in escrow, to any sums then due and payable to Collateral Agent or Mortgagee, by acceleration or otherwise, in such order as Collateral Agent or Mortgagee may elect, instead of applying the same to the payment of Property Taxes and Insurance Premiums as otherwise provided herein.

TWENTY-FIRST.  This Mortgage is a "security agreement" and creates a "security interest" in favor of Collateral Agent for the benefit of Mortgagee as a "secured party" pursuant to the Uniform Commercial Code (“UCC”) as in effect from time to time in the state where the Collateral is located except to the extent the UCC provides for the application of the law of the state of location of the Mortgagor in which event the UCC as in effect from time to time, in such state shall apply, with respect to all property included in the Property which is covered by the UCC.  Collateral Agent and Mortgagee shall have all rights and remedies of a secured party with respect to such property.  Mortgagor, Collateral Agent and Mortgagee agree that the mention of any portion of the Property in a financing statement shall never impair in any way their declared intention that all items of collateral described in this Mortgage are part of the real estate encumbered hereby to the fullest extent permitted by law.  This Mortgage shall be sufficient as a financing statement and is intended to be filed for record in the real estate records.  Mortgagor authorizes Collateral Agent or Mortgagee to file one or more financing statements and continuation statements, at Mortgagor's expense, describing the Collateral and hereby ratifies any such financing statement or continuation statement previously filed by Collateral Agent or Mortgagee.  Mortgagor will, from time to time, within ten (10) days after request by the Collateral Agent or Mortgagee, execute, acknowledge and deliver any document that the Collateral Agent or Mortgagee might request in order to perfect, protect, preserve, continue, extend or maintain the security interest created by and the priority of this Mortgage and will, on demand, pay any expenses incurred by the Collateral Agent or Mortgagee in the preparation, execution and filing of any such documents.  Mortgagor represents and warrants that:  (a) all Collateral is located in the state in which the Real Estate is located; (b) Mortgagor’s chief executive office or principal residence is Mortgagor’s address set forth in the first paragraph of this Mortgage; (c) Mortgagor’s state of organization, if applicable, is as set forth in the first paragraph of this Mortgage; and (d) Mortgagor’s exact legal name is as set forth in the first paragraph of this Mortgage.

TWENTY-SECOND.  In order to induce Mortgagee to extend the credit secured hereby, Mortgagor represents and warrants to Mortgagee that (1) except as previously or concurrently disclosed in writing to Collateral Agent or Mortgagee, there are no actions, suits or proceedings pending or threatened against or affecting Mortgagor or any portion of the Property or involving the validity or enforceability of this Mortgage or the priority of its lien, before any court of law or equity or any tribunal, administrative board or governmental authority, and Mortgagor is not in default under any other indebtedness or with respect to any order, writ, injunction, decree, judgment or demand of any court or any governmental authority, (2) the execution and delivery of this Mortgage and all other Loan Documents do not and shall not (i) violate any provisions of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to Mortgagor, nor (ii) result in a breach of, or constitute a default under, any indenture, bond, mortgage, lease, instrument, credit agreement, undertaking, contract or other agreement to which Mortgagor is a party or by which its properties may be bound or affected, (3) this Mortgage and all other Loan Documents constitute valid and binding obligations of Mortgagor, enforceable against Mortgagor in accordance with their respective terms, (4) all financial statements of Mortgagor previously delivered to Collateral Agent or Mortgagee have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the respective correct financial condition of Mortgagor as of their respective dates, and the foregoing shall be true with respect to all financial statements of Mortgagor delivered to Collateral Agent or Mortgagee hereafter, (5) there is no fact that Mortgagor has not disclosed to Collateral Agent or Mortgagee in writing that could materially adversely affect Mortgagor's properties, business or financial condition or the Property or any other collateral for the indebtedness, (6) Mortgagor has duly obtained all permits, licenses, approvals and consents from, and made all filings with, any governmental authority (and the same have not lapsed nor been rescinded or revoked) which are necessary in connection with the execution or delivery or enforcement of this Mortgage or any other Loan Document or the performance of Mortgagor's obligations thereunder, or the operation of the Mortgaged Property for its intended use, (7) the proceeds of the indebtedness are not being used to purchase or carry any "margin stock" within the meaning of Regulation "U" of the Board of Governors of the Federal Reserve System, nor to extend credit to others for that purpose, (8) the Property does not represent the proceeds of some form of unlawful activity under all state, federal or foreign law, and (9) if any Mortgagor is a corporation, partnership or other business entity, (i) such entity is duly organized, validly existing and in good standing under the laws of the jurisdiction of its creation and the State of Florida, and has all requisite power and authority (corporate or otherwise) to conduct its business, to own its properties, to execute and deliver this Mortgage and all other Loan Documents executed by it, and to perform its obligations under the same, and (ii) the execution, delivery and performance of this Mortgage and all other such Loan Documents by such entity have been duly authorized by all necessary actions (corporate or otherwise) and do not require the consent or approval of its stockholders (if a corporation), members (if a limited liability company), or of any other person or entity whose consent has not been obtained, and do not and shall not conflict with any provision of its bylaws or articles of incorporation, partnership agreement, trust agreement or other document pursuant to which it was created and exists.  To Mortgagor’s knowledge, after having made reasonable inquiry, Mortgagor, its shareholders, partners or members, each guarantor under the Loan Documents, and each tenant on the Premises neither is or will be a person with whom Collateral Agent or Mortgagee is restricted from doing business under regulations of the Office of Foreign Asset Control (“OFAC”) of the Department of the Treasury of the United States of America (including, those persons named on OFAC’s Specially Designated and Blocked Persons list) or under any statute, executive order (including, the September 24, 2001 Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action, and is not and shall not engage in any dealings or transactions or otherwise be associated with such persons.

TWENTY-THIRD.  This Mortgage shall secure such future advances as may be made by Collateral Agent or Mortgagee, at its option and for any purpose, within twenty (20) years from the date of this Mortgage.  All such future advances shall be secured to the same extent as if made on the date of the execution of this Mortgage, and shall take priority as to third persons without actual notice from the time this Mortgage is filed for record as provided by law.  The total amount of indebtedness secured by this Mortgage may decrease or increase from time to time, but the total unpaid balance so secured at any one time shall not exceed the maximum principal amount of $200,000,000.00 (if no amount is inserted in the foregoing blank space, then the maximum principal amount shall be twice the original principal amount of the indebtedness identified on the first page of this Mortgage), plus interest and any disbursements made for the payment of taxes, levies or insurance on the Property, with interest on those disbursements, plus any increase in the principal balance as the result of negative amortization or deferred interest.  Without Collateral Agent's or Mortgagee's prior written consent, which Collateral Agent or Mortgagee may grant or withhold in its sole discretion, Mortgagor shall not file for record any notice limiting the maximum principal amount that may be secured by this Mortgage to a sum less than the maximum principal amount set forth in this paragraph.  Any such filing without Collateral Agent's or Mortgagee's prior written consent shall, at Collateral Agent's or Mortgagee's sole option, constitute a default under this Mortgage and the other Loan Documents.

TWENTY-FOURTH. Mortgagor has advised Mortgagee that it may, from time to time, request the consent of Mortgagee and Collateral Agent for certain servicing accommodations or modifications (e.g., consent to conservation easements, consent to increased or decreased zoning building densities, partial releases or consents to easements related to highway construction, etc.). Any such requests shall be subject to the following conditions:

a.	The Mortgagee must receive a written request on forms provided by Mortgagee and signed by Mortgagor together with a reasonable service charge determined by Mortgagee for the accommodation.

b.
The Note must be current as to all required payments, and there must be no event of default in effect or any event which with the passage of time or the giving of notice or both would be become an event of default.

c.	There shall have been no adverse material changes in the financial condition of the Mortgagor, any obligor under the Note or any guarantor.

d.
The use and value of the security (either as to remaining collateral or as such collateral may be modified by such accommodations) shall be satisfactory to each Mortgagee, in its sole discretion.  Factors that Mortgagee shall consider shall include, without limitation, the presence or absence of adequate water rights and rights to transport or drain water for agricultural purposes and/or the presence or absence of adequate legal and actual access from public roads to and from the remaining security.

e.	The security and any parcel being released shall be in compliance with local zoning, land use, map act and other regulations both before and after such accommodation.

f.
Mortgagor agrees to pay all fees, legal expenses and other out-of-pocket costs of Mortgagee incidental to such accommodation, including principal prepayment charges, if any,  set forth in the Note or Credit Agreement associated with any principal reduction.

g.
Each Mortgagee, in its sole discretion, may require a principal reduction for such accommodations or parcels being released and/or non-disturbance agreements reasonably satisfactory to Mortgagee with respect to any such agreements that are continuing in nature.

TWENTY-FIFTH. Any provision of the Note, including any exhibit(s) thereto, providing for the compounding of interest is incorporated herein by this reference as if set out in full.

TWENTY-SIXTH.  COLLATERAL AGENT, MORTGAGEE, MORTGAGOR AND EACH OTHER OBLIGOR UNDER THE LOAN DOCUMENTS HEREBY SEVERALLY, VOLUNTARILY, KNOWINGLY AND INTELLIGENTLY WAIVE ANY AND ALL RIGHTS TO TRIAL BY JURY AND WAIVE THE RIGHT TO CLAIM OR RECEIVE CONSEQUENTIAL OR PUNITIVE DAMAGES IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT, OF OR IN CONNECTION WITH, OR IN ANY WAY RELATING TO, DIRECTLY OR INDIRECTLY, THE INDEBTEDNESS SECURED HEREBY, THIS MORTGAGE, THE NOTE, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT, ANY COLLATERAL THEREFOR, AND/OR ANY RELATIONSHIP, COURSE OF CONDUCT OR DEALINGS OR NEGOTIATIONS BETWEEN MORTGAGOR AND COLLATERAL AGENT OR MORTGAGEE, OR ANY OTHER OBLIGORS UNDER THE LOAN DOCUMENTS, PERTAINING TO ANY OF THE FOREGOING, REGARDLESS OF WHETHER SUCH ACTION OR PROCEEDING CONCERNS ANY CONTRACTUAL OR TORTIOUS OR OTHER CLAIM.  EACH OF MORTGAGOR AND SAID OBLIGORS SEVERALLY ACKNOWLEDGE THAT THIS WAIVER OF JURY TRIAL AND CONSEQUENTIAL AND PUNITIVE DAMAGES IS A MATERIAL INDUCEMENT TO MORTGAGEE IN EXTENDING THE CREDIT SECURED HEREIN, THAT MORTGAGEE WOULD NOT HAVE EXTENDED SUCH CREDIT WITHOUT THIS WAIVER, AND THAT EACH PARTY HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL, SELECTED BY SUCH PARTY'S OWN FREE WILL, OR HAS HAD AN OPPORTUNITY TO CONSULT WITH INDEPENDENT LEGAL COUNSEL IN CONNECTION WITH THIS MORTGAGE AND UNDERSTANDS THE LEGAL EFFECT OF THIS WAIVER.

SIGNATURE PAGE FOLLOWS ON NEXT PAGE

Initials /S/ JDA

IN WITNESS WHEREOF, the undersigned has signed, sealed and delivered this Mortgage the day, month and year first above written.

Signed, sealed and delivered in the                                                                           MORTGAGOR:
in the presence of:
ALICO, INC., a Florida corporation

/S/ Denise Plair                                                                                                                        By: /S/ JD Alexander
Print Name: _Denise Plair ___________                                                                            Its: Chief Executive Officer

/S/ Laura M. Brown                                                                                           [corporate seal]
Print Name: __Laura M. Brown_______
Mortgagor’s Organizational Identification Number:

59-0906081

STATE OF FLORIDA                                                      )
) SS:
COUNTY OF __Polk_____                                                      )

The foregoing instrument was acknowledged before me this 8th day of September, 2010 by JD Alexander as Chief Executive Officer of ALICO, INC., a Florida corporation, on behalf of the corporation.  He is personally known to me or has produced ______________________________________ as identification.

(SEAL)
__/S/ Laura M. Brown________________
Notary Public

_____Laura M. Brown________________
Typed or printed name of Notary Public

My commission expires:  1/22/2013

Serial number, if any:  DD848669

Initials /S/ JDA

EXHIBIT "A"

POLK COUNTY LAND

PARCEL 1:

THE SOUTHEAST 1/4 OF SECTION 14, TOWNSHIP 32 SOUTH RANGE 27 EAST, POLK COUNTY, FLORIDA, LESS ROAD RIGHT-OF-WAY.

PARCEL 2:

BEGIN AT THE SOUTHEAST CORNER OF SECTION 22, TOWNSHIP 32 SOUTH, RANGE 27 EAST, POLK COUNTY, FLORIDA, THENCE NORTH 00°43'20"WEST ALONG THE EAST LINE OF SAID SECTION 22, A DISTANCE OF 870.81 FEET; THENCE SOUTH 89°22'03" WEST AND PARALLEL TO THE SOUTH LINE OF SAID SECTION 22 A DISTANCE OF 1560.00 FEET; THENCE NORTH 00°38'12" WEST AND PARALLEL TO THE WEST LINE OF THE SOUTHEAST 1/4 OF SAID SECTION 22 A DISTANCE OF 600.00 FEET; THENCE SOUTH 89°22'03" WEST 1078.18 FEET TO THE SAID WEST LINE OF THE SOUTHEAST 1/4; THENCE SOUTH 00°38'12" EAST 1470.81 FEET TO THE SOUTHWEST CORNER OF SAID SOUTHEAST 1/4 OF SECTION 22; THENCE EAST TO THE POINT OF BEGINNING, LESS AND EXCEPT ROAD RIGHT-OF-WAY FOR RAULERSON ROAD.

PARCEL 3:

THE WEST 1/2 OF SECTION 22, TOWNSHIP 32 SOUTH, RANGE 27 EAST, POLK COUNTY, FLORIDA, LESS ROAD RIGHT-OF-WAY.

PARCEL 4:

ALL, LESS THE SOUTHEAST 1/4 OF THE SOUTHEAST 1/4 AND THE NORTHWEST 1/4 OF THE NORTHWEST 1/4, SECTION 23, TOWNSHIP 32 SOUTH, RANGE 27 EAST, POLK COUNTY, FLORIDA, LESS ROAD RIGHT-OF-WAY.

Exhibit "A"
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PARCEL 5:

THE NORTH 1/2 OF THE NORTHEAST 1/4 AND THE NORTHEAST 1/4 OF THE NORTHWEST 1/4, SECTION 26, TOWNSHIP 32 SOUTH, RANGE 27 EAST, POLK COUNTY, FLORIDA, LESS ROAD RIGHT-OF-WAY.

PARCEL 6:

BEGIN AT THE NORTHEAST CORNER OF SECTION 27, TOWNSHIP 32 SOUTH, RANGE 27 EAST, POLK COUNTY, FLORIDA, RUN WEST TO THE NORTHWEST CORNER OF THE NORTHEAST 1/4 OF SAID SECTION 27; THENCE SOUTH 00°33'01" EAST ALONG THE WEST LINE OF THE NORTHEAST 1/4 OF SECTION 27, TOWNSHIP 32 SOUTH, RANGE 27 EAST, 697.53 FEET TO THE NORTH LINE OF THE SOUTH 625.00 FEET OF THE NORTHWEST 1/4 OF THE NORTHEAST 1/4 OF SAID SECTION 27; THENCE NORTH 89°24'12" EAST ALONG SAID NORTH LINE 930.00 FEET TO THE EAST LINE OF THE WEST 930.00 FEET OF SAID NORTHWEST 1/4 OF THE NORTHEAST 1/4; THENCE SOUTH 00°33'01" EAST ALONG SAID EAST LINE 625.00 FEET TO THE SOUTH LINE OF SAID NORTHWEST 1/4 OF THE NORTHEAST 1/4; THENCE NORTH 89°24'12" EAST ALONG SAID SOUTH LINE AND THE SOUTH LINE OF THE NORTHEAST 1/4 OF THE NORTHEAST 1/4 OF SAID SECTION 27, A DISTANCE OF 1711.40 FEET TO THE SOUTHEAST CORNER OF SAID NORTHEAST 1/4 OF THE NORTHEAST 1/4; THENCE NORTH 00°38'00" WEST ALONG THE EAST LINE OF SAID NORTHEAST 1/4 OF THE NORTHEAST 1/4 A DISTANCE OF 1324.19 FEET TO THE NORTHEAST CORNER OF SAID SECTION 27; THE SAME BEING THE SOUTHEAST CORNER OF AFORESAID SECTION 22 AND THE POINT OF BEGINNING: LESS AND EXCEPT THE MAINTAINED RIGHT-OF-WAY FOR RAULERSON ROAD ALONG THE WEST LINE AND OLD AVON PARK CUT OFF ROAD ALONG THE SOUTH LINE THEREOF.

Exhibit "A"
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PARCEL 7:

THE SOUTHEAST 1/4 OF SECTION 33, TOWNSHIP 32 SOUTH, RANGE 27 EAST, POLK COUNTY, FLORIDA, LESS ROAD RIGHTS-OF-WAY AND LESS AND EXCEPT:

A parcel of land being in the Southeast 1/4 of Section 33, and the Southwest 1/4 of Section 34, Township 32 South, Range 27 East, Polk County, Florida, being more particularly described as follows:

Commence at the Southeast corner of said Section 33; thence North 00°31'58" West along the West line of said Southwest 1/4 of Section 34 a distance of 1327.01 feet to the Point of Beginning, said point also being the Southwest corner of the North 1/2 of said Southwest 1/4 of Section 34; thence South 89°33'20" West 245.52 feet; thence North 02°26'07" West 147.25 feet; thence North 21°12'52" West 169.64 feet; thence North 66°45'08" West 419.11 feet; thence North 15°20'20" West 207.42 feet; thence North 65°45'29" West 93.53 feet; thence North 11°00'38" West 336.78 feet; thence North 40°15'03" West 77.65 feet; thence North 84°13'34" West 139.39 feet; thence North 06°53'50" East 216.22 feet to the North line of said Southeast 1/4 of Section 33; thence North 89°56'05" East along said North line 1053.26 feet to the Northeast corner of said Southeast 1/4 of Section 33; thence North 89°33'36" East along the North line of said Southwest 1/4 of Section 34 a distance of 2646.04 feet to the Northeast corner of said Southwest 1/4; thence South 00°30'41" East along the East line of said Southwest 1/4 a distance of 1326.80 feet to the Southeast corner of the North 1/2 of said Southwest 1/4; thence South 89°33'20" West along the South line of said North 1/2 of the Southwest 1/4 a distance of 2645.54 feet to the Point of Beginning.

ALSO LESS AND EXCEPT:

A parcel of land being in the Southeast 1/4 of Section 33, and the Southwest 1/4 of Section 34, Township 32 South, Range 27 East, Polk County, Florida, being more particularly described as follows:

Exhibit "A"
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Begin at the Southeast corner of said Section 33; thence North 89°39'46" West along the South line of said Section 33 a distance of 973.40 feet; thence North 36°19'59" East 667.42 feet; thence North 25°26'08" West 170.66 feet; thence North 40°47'47" East 95.02 feet; thence South 35°50'24" East 37.13 feet; thence North 43°17'32" East 314.98 feet; thence North 34°10'58" East 147.41 feet; thence North 13°06'37" East 77.31 feet; thence North 02°26'07" West 159.34 feet; thence North 89°33'20" East 245.52 feet to the Northwest corner of the South 1/2 of said Southwest 1/4 of Section 34; thence continue North 89°33'20" East along the North line of said South 1/2 of the Southwest 1/4 of Section 34 a distance of 2645.54 feet to the Northeast corner of the Southeast 1/4 of the Southwest 1/4 of said Section 34; thence South 00°30'41" East along the East line of said Southwest 1/4 of Section 34 a distance of 1326.79 feet to the Southeast corner of said Southwest 1/4 of Section 34; thence South 89°33'03" West along the South line of said Southwest 1/4 of Section 34 a distance of 2645.05 feet to the Point of Beginning.

ALSO LESS AND EXCEPT:

FROM THE SOUTHEAST CORNER OF THE NORTHWEST 1/4 OF THE NORTHWEST 1/4 OF THE SOUTHWEST 1/4 OF THE SOUTHEAST 1/4, OF SECTION 33, TOWNSHIP 32 SOUTH, RANGE 27 EAST, POLK COUNTY FLORIDA, RUN EAST 405 FEET TO THE POINT OF BEGINNING; THENCE RUN NORTH 100 FEET; THENCE RUN WEST 735 FEET; THENCE RUN SOUTH 455 FEET; THENCE RUN EAST 735 FEET; THENCE RUN NORTH 355 FEET TO THE POINT OF BEGINNING.

ALSO LESS AND EXCEPT:

THE WEST 30 FEET OF THE SW 1/4 OF THE SE 1/4 OF SECTION 33, TOWNSHIP 32 SOUTH, RANGE 27 EAST; LESS EXISTING RIGHT-OF-WAY ON COUNTY LINE ROAD.

Exhibit "A"
Page 4 of 23

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PARCEL 8:

THAT PART OF THE SOUTHWEST 1/4 OF SECTION 26, TOWNSHIP 30 SOUTH, RANGE 28 EAST, POLK COUNTY, FLORIDA, DESCRIBED AS FOLLOWS: BEGIN AT THE SOUTHWEST CORNER OF SAID SOUTHWEST 1/4; THENCE NORTH 00°13'23" WEST ALONG THE WEST LINE OF SAID SOUTHWEST 1/4 A DISTANCE OF 2656.46 FEET TO THE NORTHWEST CORNER OF SAID SOUTHWEST 1/4; THENCE SOUTH 08°07'41" EAST 249.92 FEET; THENCE SOUTH 01°08'07" EAST 415.36 FEET; THENCE SOUTH 05°28'27" WEST 201.10 FEET; THENCE SOUTH 44°19'30" EAST 207.01 FEET; THENCE SOUTH 65°79'40" EAST 266.23 FEET; THENCE SOUTH 00°44'49" EAST 303.82 FEET; THENCE SOUTH 35°53'35" EAST 103.41 FEET; THENCE SOUTH 52°50'21" EAST 256.60 FEET; THENCE SOUTH 01°41'52" EAST 389.99 FEET; THENCE SOUTH 44°01'31" EAST 306.93 FEET; THENCE SOUTH 89°42'56" EAST 495.16 FEET; THENCE SOUTH 79°32'06" EAST 202.29 FEET; THENCE- SOUTH 56°29'53" EAST 272.56 FEET; THENCE SOUTH 69°48'19" EAST 212.10 FEET; THENCE SOUTH 21°16'30" EAST 116.04 FEET TO THE SOUTH LINE OF SAID SOUTHWEST 1/4; THENCE SOUTH 89°41'41" WEST ALONG SAID SOUTH LINE 2057.42 FEET TO THE SAID POINT OF BEGINNING.

LESS AND EXCEPT THE FOLLOWING PARCEL WHICH IS DESCRIBED BY WAY OF GLOBAL POSITIONING SYSTEM ("GPS") COORDINATES (LAKE PATRICK "BEREAH" PROPERTY):

S 27-40-42.46	81-35-20.25
T 27-40-42.99	81-35-21.88
U 27-40-34.06	81-35-26.65
V 27-40-34.10	81-35-19.95
W 27-40-38.56	80-35-20.59

PARCEL 9:

THE EAST 1/2 OF THE NORTHEAST 1/4, SECTION 27, TOWNSHIP 32 SOUTH, RANGE 28 EAST, POLK COUNTY, FLORIDA.

Exhibit "A"
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PARCEL 10:

THAT PART OF THE WEST 1/2 OF SECTION 35, TOWNSHIP 30 SOUTH, RANGE 26 EAST, POLK COUNTY FLORIDA, LESS AND EXCEPT: BEGIN AT THE SOUTHEAST CORNER OF SAID WEST 1/2; THENCE SOUTH 89°43'42" WEST ALONG THE SOUTH LINE OF SAID WEST 1/2 A DISTANCE OF 2353.47 FEET; THENCE NORTH 54°40'02" EAST 393.30 FEET; THENCE SOUTH 87°34'50" EAST 838.48 FEET; THENCE NORTH 34°33'32" EAST 528.44 FEET; THENCE NORTH 06°48'37" EAST 383.80 FEET; THENCE NORTH 32°09'48" EAST 314.05 FEET; THENCE NORTH 21°22'34" EAST 408.40 FEET; THENCE NORTH 56°47'15" EAST 477.86 FEET; THENCE NORTH 06°29'41" WEST 345.07 FEET; THENCE NORTH 54°00'32" WEST 844.29 FEET; THENCE NORTH 48°25'05" WEST 378.61 FEET; THENCE NORTH 13°12'10" EAST 542.70 FEET; THENCE NORTH 13°42'57" EAST 419.06 FEET; THENCE NORTH 86°23'06" EAST 179.80 FEET; THENCE NORTH 72°40'26" EAST 194.67 FEET; THENCE NORTH 78°42'01" EAST 356.83 FEET; THENCE NORTH 00°42'26" EAST 304.95 FEET; THENCE NORTH 15°13'36" WEST 157.17 FEET; THENCE NORTH 25°14'29" WEST 225.16 FEET; THENCE NORTH 76°17'31" WEST 230.78 FEET; THENCE NORTH 03°27'34" WEST 357.46 FEET; THENCE NORTH 21°16'30" WEST 164.38 FEET TO THE NORTH LINE OF SAID WEST 1/2 OF SECTION 35; THENCE NORTH 89°41'41" EAST ALONG SAID NORTH LINE 606.54 FEET TO THE NORTHEAST CORNER OF SAID WEST 1/2; THENCE SOUTH 00°21'25" EAST ALONG THE LINE OF SAID WEST 1/2 A DISTANCE OF 5298.31 FEET TO THE SAID POINT OF BEGINNING, ALSO LESS ROAD RIGHTS-OF-WAY.

PARCEL 11:

SECTION 3, TOWNSHIP 31 SOUTH, RANGE 28 EAST, POLK COUNTY, FLORIDA, LESS:

LESS BEG SE COR OF SEC RUN N 01 DEG 05' 39" W ALONG SEC LINE 1425 FT S 38 DEG 25' 38" W 698.86 FT S 69 DEG 18' 26" W 350 FT N 70 DEG 12' 40" W 72.88 FT S 70 DEG 23' W 146.72 FT S 67 DEG 47' 36" W 160.72 FT S 70 DEG 39' 33" W 320.06 FT N 61 DEG 31' 09" W 1939.76 FT S 31 DEG 15' 49" W 1310.27 FT S 56 DEG 22' 49" W 629.43 FT TO SEC LINE E TO POB & LESS THAT PART OF SEC LYING WITHIN THE DESC RECORDED IN OR 2341 PG 2031 & DESCRIBED AS BEG 1425 FT N OF SE COR OF SEC 3 T31 R28 RUN SWLY 698.86 FT SWLY 350 FT NWLY 72.88 FT TO POINT A RUN SWLY 146.72 FT SWLY 160.72 FT SWLY 320.06 FT NWLY 1939.76 FT SWLY 1310.27 FT SWLY 2257.63 FT SWLY 1382 FT M/L TO LAKE WLY ALONG LAKE 119 FT M/L NELY 376 FT M/L NELY 381.66 FT NELY 185.36 FT NWLY 224.16 FT SWLY 76.23 FT SWLY 183.15 FT NWLY 274.30 FT NWLY 109.72 FT NWLY 119.69 FT NELY 139.38 FT NELY 164.53 FT NELY 181.72 FT NELY 44.76 FT SELY 184.84 FT NELY 268.93 FT NELY 234.37 FT NELY 467.89 FT NELY 273.88 FT NELY 214.70 FT NELY 293.31 FT NELY 210.47 FT NELY 324.68 FT NELY 355.20 FT NELY 240.20 FT NELY 61.90 FT N 265.24 FT NELY 396.43 FT NELY 53.59 FT NELY 162.89 FT NELY 61.73 FT NELY 106.47 FT NELY 83.60 FT NELY 206.26 FT SELY 204.79 FT NELY 271.42 FT SELY 350.10 FT SELY 165.58 FT S 518.38 FT SELY 170.54 FT SELY 333.54 FT SELY 318.65 FT SELY 287.06 FT SELY 112.91 FT E 274.56 FT NELY 289.18 FT TO POINT A NELY 105.15 FT NELY 186.37 FT NELY 314.43 FT NWLY 616.64 FT NWLY 686.14 FT NWLY 545.84 FT NWLY 461.68 FT NWLY 128.34 FT NELY 152.57 FT NWLY 462.92 FT NWLY 192.66 FT NELY 194.45 FT NELY 337.94 FT E 327.03 FT NELY 327.35 FT NELY 492.50 FT NELY 135.04 FT NELY 539.34 FT NELY 488.37 FT TO N-LINE OF SEC 3 RUN E 193.03 FT SELY 3822.73 FT TO POB LESS ANY RD R/W'S

Exhibit "A"
Page 6 of 23

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PARCEL 12:

THAT PART OF THE SOUTHEAST 1/4 , LYING EAST OF ATLANTIC COAST LINE RAILROAD COMPANY RIGHT-OF-WAY, SECTION 4, TOWNSHIP 31 SOUTH, RANGE 28 EAST, POLK COUNTY, FLORIDA, LESS ROAD RIGHT-OF-WAY.

PARCEL 13:

THAT PART OF THE EAST 1/2 LYING EAST OF ATLANTIC COAST LINE RAILROAD COMPANY RIGHT-OF-WAY, SECTION 9, TOWNSHIP 31 SOUTH, RANGE 28 EAST, POLK COUNTY, FLORIDA, LESS AND EXCEPT THOSE LANDS DESCRIBED IN THOSE CERTAIN WARRANTY DEEDS FROM ALICO, INC., A FLORIDA CORPORATION TO THE NATURE CONSERVANCY, A DISTRICT OF COLUMBIA NON-PROFIT CORPORATION RECORDED NOVEMBER 2, 1977 IN OFFICIAL RECORDS BOOK 1775, PAGE 1986 AND RECORDED JULY 11, 1985 IN OFFICIAL RECORDS BOOK 2341, PAGE 2029, PUBLIC RECORDS OF POLK COUNTY, FLORIDA.

PARCEL 14

THAT PART OF THE EAST 1/4, LYING EAST OF W. WARDLAW ROAD RIGHT-OF-WAY, OF SECTION 10, TOWNSHIP 31 SOUTH, RANGE 28 EAST, LESS AND EXCEPT THOSE LANDS DESCRIBED IN THOSE CERTAIN WARRANTY DEED FROM ALICO, INC., A FLORIDA CORPORATION TO THE NATURE CONSERVANCY, A DISTRICT OF COLUMBIA NON-PROFIT CORPORATION, RECORDED JULY 11, 1985 IN OFFICIAL RECORDS BOOK 2341, PAGE 2029, PUBLIC RECORDS OF POLK COUNTY, FLORIDA.

Exhibit “A”
Page 7 of 23
O0557282v1

POLK COUNTY LAND – CONTINUED

PARCEL 15:

U.S. GOVERNMENT LOTS 10 AND 11 OF SECTION 10, TOWNSHIP 31 SOUTH, RANGE 28 EAST, POLK COUNTY, FLORIDA, LESS ROAD RIGHT-OF-WAY.

LESS AND EXCEPT THE FOLLOWING PARCEL WHICH IS DESCRIBED BY WAY OF GLOBAL POSITIONING SYSTEM ("GPS") COORDINATES (LAKE PATRICK GROVE PROPERTY):

G 27-47-18.80	81-30-32.21
H 27-47-19.66	81-30-32.17
I 27-47-19.50	81-30-36.45
J 27-47-20.75	81-30-36.44
K 27-47-20.65	81-30-39.05
L 27-47-18.41	81-30-39.27
M 27-47-17.98	81-30-40.26
N 27-47-16.50	81-30-40.31
O 27-47-15.55	81-30-39.59
P 27-47-15.59	81-30-37.07
Q 27-47-17.47	81-30-36.43
R 27-47-18.66	81-30-34.72

PARCEL 16:

THAT PART OF THE WEST 1/2 OF SECTION 11, TOWNSHIP 31 SOUTH, RANGE 28 EAST, POLK COUNTY, FLORIDA, DESCRIBED AS FOLLOWS: COMMENCE AT THE SOUTHWEST CORNER OF SAID WEST 1/2 OF SECTION 11; THENCE NORTH 00°22'29" WEST ALONG THE WEST LINE OF SAID WEST 1/2 A DISTANCE OF 1096.06 FEET TO THE POINT OF BEGINNING; THENCE CONTINUE NORTH 00°22'29" WEST ALONG SAID WEST LINE 292.93 FEET; THENCE SOUTH 72°57'04" EAST 229.61 FEET; THENCE SOUTH 28°22'47" WEST 136.45 FEET; THENCE SOUTH 55°21'13" WEST 185.68 FEET TO SAID POINT OF BEGINNING.

Exhibit "A"
Page 8 of 23

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POLK COUNTY LAND – CONTINUED

PARCEL 17:

THE NORTH 1/2 OF SECTION 15, TOWNSHIP 31 SOUTH, RANGE 28 EAST, POLK COUNTY, FLORIDA, LESS ROAD RIGHT-OF-WAY.

PARCEL 18:

THE SOUTHEAST 1/4 OF SECTION 22, TOWNSHIP 31 SOUTH, RANGE 28 EAST, POLK COUNTY, FLORIDA, LESS ROAD RIGHT-OF-WAY.

PARCEL 19:

THE NORTHWEST 1/4 OF THE NORTHEAST 1/4 AND THE NORTH 1/2 OF THE NORTHWEST 1/4 OF SECTION 27, TOWNSHIP 31 SOUTH, RANGE 28 EAST, POLK COUNTY, FLORIDA, LESS ROAD RIGHT-OF-WAY.

PARCEL 20:

THE NORTH 1/2 OF THE NORTHEAST 1/4 OF SECTION 28, TOWNSHIP 31 SOUTH, RANGE 28 EAST, POLK COUNTY, FLORIDA, LESS ROAD RIGHT-OF-WAY.

PARCEL 21:

THE WEST 3/4 OF THE SOUTHEAST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 9, TOWNSHIP 32 SOUTH, RANGE 28 EAST, POLK COUNTY, FLORIDA.

Exhibit “A”
Page 9 of 23

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PARCEL 22:

THE SOUTHWEST 1/4 OF THE NORTHEAST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 10, TOWNSHIP 32 SOUTH, RANGE 28 EAST, TOGETHER WITH AN EASEMENT FOR INGRESS AND EGRESS, 10 FEET WIDE ADJACENT TO THE SCLRR RIGHT-OF-WAY ACROSS THE SOUTHWEST CORNER OF THE SOUTHEAST CORNER OF THE SOUTHEAST 1/4 OF THE SOUTHWEST 1/4 OF SAID SECTION 10, TOWNSHIP 32 SOUTH, RANGE 28 EAST, POLK COUNTY, FLORIDA.

PARCEL 23:

ALL THAT PART OF THE SOUTH 1/2 OF THE NORTHWEST 1/4 OF THE SOUTHWEST 1/4 AND THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 10, TOWNSHIP 32 SOUTH, RANGE 28 EAST, POLK COUNTY, FLORIDA, LYING EAST OF THE RIGHT-OF-WAY OF THE ATLANTIC COAST LINE RAILROAD COMPANY.

PARCEL 24:

THE NORTHEAST 1/4 OF THE NORTHEAST 1/4; THE WEST 1/2 OF THE SOUTHEAST 1/4; THE NORTHWEST 1/4 AND THE WEST 1/2 OF THE NORTHEAST 1/4, SECTION 25, TOWNSHIP 32 SOUTH, RANGE 28 EAST, POLK COUNTY, FLORIDA, LESS ROAD RIGHTS-OF-WAY.

PARCEL 25:

THE EAST 1/2 OF THE NORTHEAST 1/4; THE SOUTHEAST 1/4 OF THE SOUTHWEST 1/4 AND THE SOUTHWEST 1/4 OF THE SOUTHEAST 1/4, SECTION 26, TOWNSHIP 32 SOUTH, RANGE 28 EAST, POLK COUNTY, FLORIDA, LESS ROAD RIGHTS-OF-WAY.

Exhibit "A"
Page 10 of 23

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POLK COUNTY LAND – CONTINUED

PARCEL 26:

THE NORTHEAST 1/4 OF THE NORTHEAST 1/4 OF SECTION 36, TOWNSHIP 32 SOUTH, RANGE 28 EAST, POLK COUNTY, FLORIDA, LESS ROAD RIGHTS-OF-WAY AND LESS: A PORTION OF SECTION 36, TOWNSHIP 32 SOUTH, RANGE 28 EAST, POLK COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS THE FOLLOWS:

COMMENCE AT THE SOUTHEAST CORNER OF SECTION 36, TOWNSHIP 32 SOUTH, RANGE 28 EAST; THENCE RUN NORTH 89°59'08" WEST, ALONG THE SOUTH LINE OF SECTION 36, TOWNSHIP 32 SOUTH, RANGE 28 EAST, A DISTANCE OF 939.76 FEET FOR POINT OF BEGINNING; THENCE CONTINUING NORTH 89°59'08" WEST, ALONG SAID SECTION LINE A DISTANCE OF 1707.79 TO THE SOUTHWEST CORNER OF THE SOUTHEAST QUARTER OF THE SAID SECTION; THENCE RUN NORTH 00°20'55" EAST, A DISTANCE OF 2616.96 FEET; THENCE RUN NORTH 89°00'22" EAST, A DISTANCE OF 1308.90 FEET; THENCE RUN NORTH 00°00'29" WEST, A DISTANCE OF 1545.79 FEET; THENCE RUN NORTH 89°34'22" EAST, A DISTANCE OF 875.78 FEET; THENCE RUN NORTH 50°22'02" EAST, A DISTANCE OF 583.44 FEET TO THE EAST LINE OF THE SAID SECTION 36; THENCE SOUTH 00°01'28" WEST, ALONG THE EAST LINE OF THE SAID SECTION A DISTANCE OF 1989.69 FEET; THENCE RUN SOUTH 63°10'33" EAST, A DISTANCE OF 546.82 FEET; THENCE RUN SOUTH 00°01'41" WEST, A DISTANCE OF 492.26; THENCE RUN NORTH 89°58'19" WEST, A DISTANCE OF 1031.25 FEET; THENCE RUN SOUTH 57°37'41" WEST, A DISTANCE OF 473.57 FEET; THENCE RUN SOUTH 00°05'43" EAST, A DISTANCE OF 1582.77 FEET TO POINT OF BEGINNING.

PARCEL 27:

THE EAST 1/2 OF THE SOUTHEAST 1/4 OF SECTION 36, TOWNSHIP 32 SOUTH, RANGE 28 EAST, POLK COUNTY, FLORIDA, LESS ROAD RIGHTS-OF-WAY AND LESS A PORTION OF SECTION 36, TOWNSHIP 32 SOUTH, RANGE 28 EAST, POLK COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS THE FOLLOWS:

COMMENCE AT THE SOUTHEAST CORNER OF SECTION 36, TOWNSHIP 32 SOUTH, RANGE 28 EAST; THENCE RUN NORTH 89°59'08" WEST, ALONG THE SOUTH LINE OF SECTION 36, TOWNSHIP 32 SOUTH, RANGE 28 EAST, A DISTANCE OF 939.76 FEET FOR POINT OF BEGINNING; THENCE CONTINUING NORTH 89°59'08" WEST, ALONG SAID SECTION LINE A DISTANCE OF 1707.79 TO THE SOUTHWEST CORNER OF THE SOUTHEAST QUARTER OF THE SAID SECTION; THENCE RUN NORTH 00°20'55" EAST, A DISTANCE OF 2616.96 FEET; THENCE RUN NORTH 89°00'22" EAST, A DISTANCE OF 1308.90 FEET; THENCE RUN NORTH 00°00'29" WEST, A DISTANCE OF 1545.79 FEET; THENCE RUN NORTH 89°34'22" EAST, A DISTANCE OF 875.78 FEET; THENCE RUN NORTH 50°22'02" EAST, A DISTANCE OF 583.44 FEET TO THE EAST LINE OF THE SAID SECTION 36; THENCE SOUTH 00°01'28" WEST, ALONG THE EAST LINE OF THE SAID SECTION A DISTANCE OF 1989.69 FEET; THENCE RUN SOUTH 63°10'33" EAST, A DISTANCE OF 546.82 FEET; THENCE RUN SOUTH 00°01'41" WEST, A DISTANCE OF 492.26; THENCE RUN NORTH 89°58'19" WEST, A DISTANCE OF 1031.25 FEET; THENCE RUN SOUTH 57°37'41" WEST, A DISTANCE OF 473.57 FEET; THENCE RUN SOUTH 00°05'43" EAST, A DISTANCE OF 1582.77 FEET TO POINT OF BEGINNING.

Exhibit "A"
Page 11 of 23

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PARCEL 28:

THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 30, TOWNSHIP 32 SOUTH, RANGE 29 EAST, POLK COUNTY, FLORIDA, LESS ROAD RIGHT-OF-WAY.

PARCEL 29:

SECTION 31, TOWNSHIP 32 SOUTH, RANGE 29 EAST, POLK COUNTY, FLORIDA, LESS ROAD RIGHTS-OF-WAY AND LESS THE EAST 1/2 OF THE NORTHEAST 1/4 AND THE NORTHEAST 1/4 OF THE SOUTHEAST 1/4 AND ALSO LESS A PORTION OF SECTION 31, TOWNSHIP 32 SOUTH, RANGE 28 EAST, POLK COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS THE FOLLOWS:

COMMENCE AT THE SOUTHEAST CORNER OF SECTION 36, TOWNSHIP 32 SOUTH, RANGE 28 EAST; THENCE RUN NORTH 89°59'08" WEST, ALONG THE SOUTH LINE OF SECTION 36, TOWNSHIP 32 SOUTH, RANGE 28 EAST, A DISTANCE OF 939.76 FEET FOR POINT OF BEGINNING; THENCE CONTINUING NORTH 89°59'08" WEST, ALONG SAID SECTION LINE A DISTANCE OF 1707.79 TO THE SOUTHWEST CORNER OF THE SOUTHEAST QUARTER OF THE SAID SECTION; THENCE RUN NORTH 00°20'55" EAST, A DISTANCE OF 2616.96 FEET; THENCE RUN NORTH 89°00'22" EAST, A DISTANCE OF 1308.90 FEET; THENCE RUN NORTH 00°00'29" WEST, A DISTANCE OF 1545.79 FEET; THENCE RUN NORTH 89°34'22" EAST, A DISTANCE OF 875.78 FEET; THENCE RUN NORTH 50°22'02" EAST, A DISTANCE OF 583.44 FEET TO THE EAST LINE OF THE SAID SECTION 36; THENCE SOUTH 00°01'28" WEST, ALONG THE EAST LINE OF THE SAID SECTION A DISTANCE OF 1989.69 FEET; THENCE RUN SOUTH 63°10'33" EAST, A DISTANCE OF 546.82 FEET; THENCE RUN SOUTH 00°01'41" WEST, A DISTANCE OF 492.26; THENCE RUN NORTH 89°58'19" WEST, A DISTANCE OF 1031.25 FEET; THENCE RUN SOUTH 57°37'41" WEST, A DISTANCE OF 473.57 FEET; THENCE RUN SOUTH 00°05'43" EAST, A DISTANCE OF 1582.77 FEET TO POINT OF BEGINNING.

LESS AND EXCEPT THE FOLLOWING PARCEL WHICH IS DESCRIBED BY WAY OF GLOBAL POSITIONING SYSTEM ("GPS") COORDINATES (LAKE PATRICK "OAK ISLAND" PROPERTY):

A 27-39-38.19	81-27-49.61
B 27-39-37.34	81-27-47.99
C 27-39-36.04	81-27-48.02
D 27-39-35.22	81-27-46.80
E 27-39-33.93	81-27-48.01
F 27-39-36.68	81-27-51.36

Exhibit "A"
Page 12 of 23

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PARCEL 30:

ALL OF SECTION 23, TOWNSHIP 32 SOUTH, RANGE 28 EAST, POLK COUNTY, FLORIDA, LESS THE NORTH 1/2 OF THE NE 1/4, THE SE 1/4 OF THE NE 1/4, THE NE 1/4 OF SE 1/4, THE SOUTH 1/2 OF THE SE 1/4, THE NORTH 1/2 OF THE NW 1/4, THE SOUTH 1/2 OF THE SW 1/4.

AND LESS A PARCEL OF LAND LYING AND BEING IN THE SOUTH ½ OF THE NORTH ½ OF THE WEST ¼ OF SECTION 23, TOWNSHIP 32 SOUTH, RANGE 28 EAST, POLK COUNTY, FLORIDA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGIN AT THE NORTHWEST CORNER OF THE SOUTHWEST ¼ OF THE NORTHWEST ¼ OF SAID SECTION 23; THENCE NORTH 89°57'19" EAST ALONG THE NORTH LINE OF SAID SOUTHWEST ¼ OF THE NORTHWEST ¼ A DISTANCE OF 1325.35 FEET TO THE NORTHEAST CORNER OF SAID SOUTHWEST ¼ OF THE NORTHWEST ¼; THENCE CONTINUE NORTH 89°57'19" EAST ALONG THE NORTH LINE OF THE SOUTHEAST ¼ OF THE NORTHWEST ¼ A DISTANCE OF 1325.35 FEET TO THE NORTHEAST CORNER OF SAID SOUTHEAST ¼ OF THE NORTHWEST ¼; THENCE NORTH 89°57'21"EAST ALONG THE NORTH LINE OF THE SOUTHWEST ¼ OF THE NORTHEAST ¼ A DISTANCE OF 1324.50 FEET TO THE NORTHEAST CORNER OF THE SOUTHWEST ¼ OF THE NORTHEAST ¼; THENCE SOUTH 00°20'32" EAST ALONG THE EAST LINE OF THE SOUTHWEST ¼ OF THE NORTHEAST ¼ A DISTANCE OF 654.81 FEET TO THE SOUTHEAST CORNER OF THE NORTHEAST ¼ OF THE SOUTHWEST ¼ OF THE NORTHEAST ¼; THENCE SOUTH 89°55'24" WEST ALONG THE SOUTH LINE OF THE NORTHEAST ¼ OF THE SOUTHWEST ¼ OF THE NORTHEAST ¼ A DISTANCE OF 662.10 FEET TO THE SOUTHWEST CORNER OF SAID NORTHEAST ¼ OF THE SOUTHWEST ¼ OF THE NORTHEAST ¼; THENCE NORTH 69°00'36" WEST A DISTANCE OF 710.91 FEET TO THE EAST LINE OF THE SOUTHEAST ¼ OF THE NORTHWEST ¼; THENCE SOUTH 89°57'19" WEST A DISTANCE OF 662.74 FEET TO THE WEST LINE OF THE EAST ¼ OF THE SOUTHEAST ¼ OF THE NORTHWEST ¼; THENCE NORTH 80°42'46" WEST A DISTANCE OF 672.22 FEET TO THE EAST LINE OF THE SOUTHWEST ¼ OF THE NORTHWEST ¼; THENCE SOUTH 89°57'19" WEST A DISTANCE OF 1325.45 FEET TO THE WEST LINE OF THE SOUTHWEST ¼ OF THE NORTHWEST ¼; THENCE NORTH 00°19'43" WEST A DISTANCE OF 291.01 FEET TO THE POINT OF BEGINNING. LESS AND EXCEPT ROAD RIGHT OF WAY FOR OLD AVON PARK ROAD.

AND LESS COUNTY ROAD RIGHT-OF-WAY FOR ALICO ROAD.

Exhibit "A"
Page 13 of 23

O0557282v1

HENDRY COUNTY LAND:

TRACT ONE – COLLINS SLOUGH FARM

Parcel 1 (JOG TRACT)

- ALL OF SECTION 6-45-31 LYING NORTH AND WEST OF CR 832 (KERI ROAD);
- ALL OF SECTIONS 24 and 25, 44-30;
- ALL OF SECTIONS 19 AND 30-44-31 LYING WEST OF CANAL NO. 3;
- ALL OF SECTION 31-44-31 LYING WEST OF CANAL NO. 3 LESS AND EXCEPT THE SE1/4 OF THE NE1/4 OF THE SE1/4.

Parcel 2 (ALICO 1 TRACT)

- THAT PART OF SECTION 28-44-31 DESCRIBED AS FOLLOWS: BEGINNING AT THE SOUTHWEST CORNER OF SECTION 28 PROCEED N 00 DEG 54M 34S WEST ALONG THE WEST LINE 1946.60 FT TO POINT OF BEGINNING THENCE N 72 DEG 51M 00S E 490.39 FT THEN N 56 DEG 56M 21S E 584.84 FT THENCE N 13 DEG 00M 25S W 913.92 FT THENCE N 24 DEG 29M 22S W 472.99 FT THENCE N 38 DEG 20M 34S E 89.80 FT THENCE N 79 DEG 43M 05S E 1103.35 FT THENCE N 80 DEG 47M 12S E 458.09 FT THENCE N 78 DEG 56M 07S E 269.87 FT THENCE N 46 DEG 51M 36S E 388.40 FT THENCE N 84 DEG 59M 47S E 94.06 FT THENCE N 81 DEG 23M 07S E 123.58 FT THENCE N 87 DEG 38M 42S E 524.87 FT THENCE N 87 DEG 49M 27S E 402.22 FT THENCE N 85 DEG 15M 48S E 181.08 FT THENCE N 73 DEG 04M 42S E 186.17 FT THENCE N 66 DEG 05M 23S E 222.94 FT THENCE N 60 DEG 59M 47S E 95.51 FT THENCE N 49 DEG 46M 45S E 44.35 FT THENCE N 38 DEG 11M 50S E 56.73 FT THENCE N 06 DEG 00M 27S E 342.09 FT THENCE N 48 DEG 34M 56S E 107.36 FT THENCE S 88 DEG 45M 41S E 627.39 FT THENCE N 00 DEG 58M 25S W 246.37 FT THENCE S 89 DEG 14M 56S W 5349.02 FT THENCE S 00 DEG 54M 34S E 3359.54 FT TO THE POINT OF BEGINNING AND A PARCEL BEGINNING AT THE SOUTHWEST CORNER OF SEC 28 AS THE POINT OF BEGINNING PROCEED N 00 DEG 54M 34S E 279.77 FT THENCE S 05 DEG 52M 12S E 280.94 FT TO THE SOUTH LINE OF SECTION THENCE S 89 DEG 22M 02S W 24.29 FT TO THE POINT OF BEGINNING.
- ALL OF SECTION 29-44-31;
- ALL OF SECTION 32-44-31 LESS CR 832 RIGHT-OF-WAY.

Exhibit "A"
Page 14 of 23

O0557282v1

HENDRY COUNTY LAND - CONTINUED:

Parcel 3 (ALICO 2 & 3B TRACTS)

- IN TOWNSHIP 44 SOUTH, RANGE 31 EAST: ALL OF SECTIONS 4, 5, 8 LESS AND EXCEPT THE SW 1/4 OF THE SW 1/4 OF THE NW 1/4 OF SECTION 8:
- ALL OF SECTIONS 9, 16, 17 LESS AND EXCEPT (A) THE NW 1/4 OF THE NW 1/4 OF THE SW 1/4 AND (B) THE SW 1/4 OF THE SW 1/4 OF THE NW 1/4 OF SECTION 17:
- ALL OF SECTION 20 LESS AND EXCEPT THE N 1/2 OF THE NW 1/4 OF THE SW 1/4;
- ALL OF SECTION 21.

Parcel 4 (BASIN 20 TRACT)

- THAT PART OF SECTION 18-43-31 LYING EASTERLY OF CANAL NO 3 RIGHT OF WAY MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT THE SOUTHEAST CORNER OF SECTION 18 PROCEED S 86 DEG 55M 18S W 1395.28 FT TO THE POINT OF BEGINNING THENCE PROCEED N 76 DEG 01M 38S W 80.00 FT TO PC OF A CURVE TO LEFT WITH A RADIUS OF 1900.00 FT - DELTA 5 DEG 05 M 51 S-ARC LENGTH 169.04 FT THENCE S 24 DEG 46M 40S E 70.79 FT TO THE SOUTH LINE OF SECTION THENCE N 86 DEG 55M 18S E213.91 FT TO THE POINT OF BEGINNING, CONTAINING APPROXIMATELY 0.17 AC;
- ALL OF SECTION 20-43-31 LYING EASTERLY OF CANAL NO 3 RIGHT-OF-WAY;
- ALL OF SECTION 29-43-31 LYING EASTERLY OF CANAL NO 3 RIGHT OF WAY;
- ALL OF SECTION 32-43-31 LYING EASTERLY OF CANAL NO. 3 RIGHT-OF-WAY;

Parcel 5 (SYSTEMS 1 & 2 TRACTS)

- ALL OF SECTIONS 1 AND 2, TOWNSHIP 44 SOUTH, RANGE 30 EAST;
- NORTH ½ OF SECTION 11-44-30;
- NORTH 3/4 OF SECTION 12-44-30 EXCEPT THE NW 1/4 OF THE SW 1/4 AND EXCEPTING THE SOUTHERLY 1062 FT OF THE FOLLOWING 1/4-1/4 SECTIONS- THE NE 1/4 OF SE ¼ AND THE NW 1/4 OF SE 1/4 AND THE NE 1/4 OF THE SW ¼, CONTAINING 325.17 ACRES;
- THE SOUTHERLY 1062 FT OF THE FOLLOWING 1/4-1/4 SECTION OF SECTION 12-44-30 – THE NE 1/4 OF THE SE 1/4 AND THE NW 1/4 OF THE SE 1/4 AND THE NE 1/4 OF THE SW ¼, CONTAINING 122.1 ACRES;
- ALL OF SECTION 6-44-31;
- THE NORTH 1/2 AND THE NORTH ½ OF THE SOUTH ½ OF SECTION 7-44-31.

Exhibit "A"
Page 15 of 23

O0557282v1

HENDRY COUNTY LAND - CONTINUED:

Parcel 6 (BASINS 12, 14 & 18 TRACTS)

- BEGINNING AT THE NORTHEAST CORNER OF SECTION 21-43-30 THENCE SOUTHEAST ALONG THE EAST LINE OF SECTION 21 A DISTANCE OF 2686.18 FT TO THE POINT OF BEGINNING THENCE CONTINUE 2621.71 FT TO THE SOUTHEAST CORNER OF SECTION 21 THENCE S 89 DEG 08M 15S W ALONG THE SOUTH LINE A DISTANCE OF 3951.81 FT TO THE EASTERLY RIGHT-OF-WAY OF THE C-1 CANAL THENCE N 26 DEG 40S 59S E ALONG THE RIGHT-OF-WAY A DISTANCE OF 2963.02 FT THENCE N 89 DEG 15M 32S E 2571.44 FT TO THE POINT OF BEGINNING, CONTAINING 196.55 ACRES;
- THE SOUTH ½ OF SECTION 22-43-30 LESS CANAL NO. 2 RIGHT-OF-WAY;
- THE SOUTH ½ OF SECTION 23-43-30;
- THE SOUTH ½ OF SECTION 24-43-30;
- ALL OF SECTION 25-43-30;
- ALL OF SECTION 26-43-30;
- ALL OF SECTION 27-43-30 LESS CANAL NO. 2 RIGHT-OF-WAY;
- ALL OF SECTION 28-43-30 LYING SOUTH AND EAST OF THE CANAL NO. 1 RIGHT-OF-WAY;
- BEGINNING AT THE SOUTHEAST CORNER OF SECTION 29-43-30 AS THE POINT OF BEGINNING PROCEED S 88 DEG 57M 06S W ALONG THE SOUTH LINE A DISTANCE OF 1365.33 FT TO THE EASTERLY RIGHT-OF-WAY OF C-1 CANAL THENCE N 27 DEG 40M 59S E ALONG THE RIGHT-OF-WAY A DISTANCE OF 2943.99 FT TO THE EAST LINE OF SECTION THENCE S 00 DEG 56M 49S E 2605.84 FT TO THE POINT OF BEGINNING, CONTAINING 40.84 ACRES;
- ALL OF SECTION 35-43-30;
- ALL OF SECTION 36-43-30;
- THE SOUTH ½ OF SECTION 19-43-31 LYING WEST OF CANAL NO. 3 RIGHT-OF-WAY;
- ALL OF SECTION 30-43-31 LYING WEST OF CANAL NO. 3 RIGHT-OF-WAY;
- ALL OF SECTION 31-43-31 LYING WEST OF CANAL NO. 3 RIGHT-OF-WAY.

TRACT TWO – HILL GRADE FARM AND RANCH

Parcel 7

- ALL OF SECTION 3-45-32 LESS RIGHT-OF-WAY FOR CR 833 AND THE W 1/2 OF THE W 1/2 OF THE NW 1/4, CONTAINING 591.42-ACRES;

Parcel 8

- ALL OF SECTIONS 1 AND 2, TOWNSHIP 45S, RANGE 32E;

Exhibit "A"
Page 16 of 23

O0557282v1

HENDRY COUNTY LAND - CONTINUED:

Parcel 9

- **ALL OF SECTION 10-45-32 LESS RIGHT-OF-WAY FOR CR 833;**

Parcel 10

- **ALL OF SECTION 11-45-32 LESS S 1/2 OF THE NE 1/4 OF THE SW 1/4 AND THE N 1/2 OF THE SE 1/4 OF THE SW 1/4, CONTAINING 600.0-ACRES;**

Parcel 11

- **ALL OF SECTION 12-45-32;**

Parcel 12

ALL OF SECTION 13-45-32;

Parcel 13

- **ALL OF SECTION 14-45-32;**

Parcel 14

- **ALL OF SECTION 15-45-32** LESS RIGHT-OF-WAY OF CR 833;

Parcel 15

- **ALL OF SECTION 1-45-33 LESS RIGHT-OF-WAYS OF CR 835 AND CANAL L2W, CONTAINING 593.88 ACRES;**

Parcel 16

- **ALL OF SECTION 2-45-33 LESS AND EXCEPT THE NORTH 50 FT ROAD AND CANAL RIGHT-OF-WAYS, CONTAINING 616.78 ACRES;**

Parcel 17

- **ALL OF SECTION 3-45-33 LESS AND EXCEPT THE NORTH 50 FT FOR ROAD AND CANAL RIGHT-OF-WAY, CONTAINING 615.9-ACRES;**

Exhibit "A"
Page 17 of 23

O0557282v1

HENDRY COUNTY LAND - CONTINUED:

Parcel 18
- ALL OF SECTION 4-45-33 LESS AND EXCEPT THE NORTH 50 FT FOR ROAD AND CANAL RIGHT-OF-WAY, CONTAINING 618.02-ACRES;

Parcel 19
- ALL OF SECTION 5-45-33 LESS AND EXCEPT THE NORTH 50 FT FOR ROAD AND CANAL RIGHT-OF-WAY, CONTAINING 633.72-ACRES;

Parcel 20
ALL OF SECTION 6-45-33, CONTAINING 639.81-ACRES;

Parcel 21
- ALL OF SECTION 7-45-33 LESS THE W ½ OF THE SW ¼ OF THE SW ¼, CONTAINING 619.80-ACRES;

Parcel 22
- ALL OF SECTION 8-45-33, CONTAINING 640.0-ACRES;

Parcel 23
- ALL OF SECTION 9-45-33, CONTAINING 640.0-ACRES;

Parcel 24
- ALL OF SECTION 10-45-33, CONTAINING 640.0-ACRES;

Parcel 25
- ALL OF SECTION 11-45-33, CONTAINING 640.0-ACRES;

Parcel 26
ALL OF SECTION 12-45-33 LESS AND EXCEPT CR 846 ROAD RIGHT-OF-WAY;

Parcel 27
ALL OF SECTION 13-45-33 LESS AND EXCEPT CR 846 ROAD RIGHT-OF-WAY;

Exhibit "A"
Page 18 of 23

O0557282v1

HENDRY COUNTY LAND - CONTINUED:

Parcel 28
- ALL OF SECTION 14-45-33;

Parcel 29
ALL OF SECTION 15-45-33;

Parcel 30
- ALL OF SECTION 16-45-33;

Parcel 31
- ALL OF SECTION 17-45-33;

Parcel 32
- ALL OF SECTION 18-45-33;

Parcel 33
- ALL OF SECTION 22-45-32 LESS AND EXCEPT C.R. 833 RIGHT-OF-WAY AND THE W1/2 OF THE SW1/4 OF THE NW1/4;

Parcel 34
- ALL OF SECTIONS 23 AND 24-45-32;

Parcel 35
ALL OF SECTIONS 19 THROUGH 24, INCLUSIVE, TOWNSHIP 45 SOUTH, RANGE 33 EAST; LESS AND EXCEPT FROM SECTIONS 23 AND 24, THE RIGHT OF WAY FOR DOOLEY GRADE ROAD AND LESS AND EXCEPT THE NE 1/4 OF THE NE 1/4 OF THE SE 1/4 OF SECTION 24, TOWNSHIP 45 SOUTH, RANGE 33 EAST.

Parcel 36 (FELDA GROVE)

ALL THAT PORTION OF SECTION 36, TOWNSHIP 45 SOUTH, RANGE 29 EAST, HENDRY COUNTY, FLORIDA, LYING EASTERLY OF THE RETIRED RAILROAD RIGHT-OF-WAY, LESS AND EXCEPT: ALL OF FELDA, FLORIDA ACCORDING TO THE PLAT THEREOF AS RECORDED IN PLAT BOOK 1, PAGE 53, PUBLIC RECORDS OF HENDRY COUNTY, FLORIDA.

Exhibit "A"
Page 19 of 23
O0557282v1

COLLIER COUNTY LAND:

PARCEL 1. 00050680001

THE NORTH 4277.02 FEET OF THE EAST 1890.01 FEET OF SECTION 15, TOWNSHIP 46 SOUTH, RANGE 28 EAST, COLLIER COUNTY, FLORIDA.

PARCEL 2. 00050440005

ALL OF SECTION 9, TOWNSHIP 46 SOUTH, RANGE 28 EAST,

LESS AND EXCEPT RIGHT-OF-WAY FOR S.R. S-850, and

ALSO LESS AND EXCEPT LANDS DESCRIBED IN OFFICIAL RECORDS BOOK 1577, PAGE 681, PUBLIC RECORDS OF COLLIER COUNTY, FLORIDA.

PARCEL 3. 00050240001

THAT PORTION OF SECTION 5, TOWNSHIP 46 SOUTH, RANGE 28 EAST, LYING SOUTHWESTERLY OF STATE ROAD NO. 82.

PARCEL 4. 00050320002

ALL OF SECTION 6, TOWNSHIP 46 SOUTH, RANGE 28 EAST,

LESS AND EXCEPT LANDS DESCRIBED IN OFFICIAL RECORDS BOOK 2741, PAGE 1798, PUBLIC RECORDS OF COLLIER COUNTY, FLORIDA.

PARCEL 5. 00050360004

ALL OF SECTION 7, TOWNSHIP 46 SOUTH, RANGE 28 EAST, LYING NORTHWESTERLY OF STATE ROAD RIGHT OF WAY FOR S.R. S-850.

PARCEL 6. 00050400003

ALL OF SECTION 8, TOWNSHIP 46 SOUTH, RANGE 28 EAST, LYING NORTHWESTERLY OF STATE ROAD RIGHT OF WAY FOR S.R. S-850.

PARCEL 7. 00050480007

ALL OF SECTION 10, TOWNSHIP 46 SOUTH, RANGE 28 EAST,

LESS AND EXCEPT LANDS DESCRIBED IN OFFICIAL RECORDS BOOK 1577, PAGE 681, PUBLIC RECORDS OF COLLIER COUNTY, FLORIDA.

Exhibit "A"
Page 20 of 23

O0557282v1

<u>COLLIER COUNTY LAND - CONTINUED</u>:

PARCEL 8. 00050840003

ALL OF SECTION 18, TOWNSHIP 46 SOUTH, RANGE 28 EAST, LYING NORTHWESTERLY OF STATE ROAD RIGHT OF WAY FOR S.R. S-850.

PARCEL 9. 00050120008

ALL OF SECTION 3, TOWNSHIP 46 SOUTH, RANGE 28 EAST,

LESS AND EXCEPT RIGHT OF WAY FOR S.R. 82.

PARCEL 10. 00050160000

ALL OF SECTION 4, TOWNSHIP 46 SOUTH, RANGE 28 EAST,

LESS AND EXCEPT STATE ROAD RIGHT S.R. 82 AND DITCH PARCEL AND STATE ROAD RIGHT OF S.R. S-850.

PARCEL 11. 00063120008

ALL OF SECTION 1, TOWNSHIP 46 SOUTH, RANGE 29 EAST,

LESS AND EXCEPT MAINTAINED ROAD RIGHT-OF-WAY.

PARCEL 12. 00063200009

ALL OF SECTION 2, TOWNSHIP 46 SOUTH, RANGE 29 EAST, LYING SOUTHEASTERLY OF ROAD RIGHT OF WAY.

PARCEL 13. 00064440004

ALL OF THE NORTHEAST 1/4 OF SECTION 11, TOWNSHIP 46 SOUTH, RANGE 29 EAST, LYING SOUTHEASTERLY OF ROAD RIGHT OF WAY.

PARCEL 14. 00064600006

ALL OF SECTION 12, TOWNSHIP 46 SOUTH, RANGE 29 EAST.

PARCEL 15. 00089200009

ALL OF SECTION 6, TOWNSHIP 46 SOUTH, RANGE 30 EAST.

Exhibit "A"
Page 21 of 23

O0557282v1

COLLIER COUNTY LAND - CONTINUED:

PARCEL 16. 00089240001

ALL OF SECTION 7, TOWNSHIP 46 SOUTH, RANGE 30 EAST,

LESS AND EXCEPT THE FOLLOWING PARCELS WHICH ARE DESCRIBED BY WAY OF GLOBAL POSITIONING SYSTEM ("GPS") COORDINATES:

TRACT 1:
INTERSECTION OF 82 AND CR 850
A 26-30-23.27 N 81-31-03.67 W
B 26-30-22.31 81-31-00.26 W
C 16-30-20.23 81-31-01.18
D 26-30-20.46 81-31-02.64
E 26-30-18.43 81-31-03.77
F 26-30-18.82 81.31-05.85

TRACT 2:
BLAKE AND 5 MOBILE HOMES
G 26-29-50.19 81-31-32.34
H 26-29-45.83 81-31-23.17
I 26-29-41.13 81-31-24.78
J 26-29-45.60 81-31-40.68

TRACT 3:
CORKSCREW SHOP
K 26-29-53.47 81-31-59.24
L 26-29-57.11 81-31-58.62
M 26-29-58.49 81-31-59.83
N 26-29-58.33 81-32.01.74
O 26-29-53.98 81-32-01.46

TRACT 4:
SOUTHWEST DOUBLEWIDE MOBILE HOME
P 26-29-10.40 81-32-37.82
Q 26-29-10.49 81-32-42.18
R 26-29-08.72 81-32-42.29
S 26-29-08.86 81-32-39.49

TRACT 5:
HWY 82 CORKSCREW HOME
T 26-30-16.23 81-30-37.09
U 26-30-17.09 81-30-40.16
V 26-30-13.78 81-30-42.81
W 26-30-13.15 81-30-41.76

Exhibit "A"
Page 22 of 23

O0557282v1

COLLIER COUNTY LAND - CONTINUED:

TACT 6:
FELDA GROVES PROPERTY
A 23-31-23.06 N 81-23-08.17 W
B 26-31-08.44 N 81-23-03.66 W
C 26-31-08.44 N 81-23-04.77 W
D 23-31-08.34 N 81-23-09.57 W

Exhibit "A"
Page 23 of 23
O0557282v1

Initials /S/ JDA

Schedule “A-1”

Identification of “Citrus Groves” and “Collins Slough/Hill Grade Tract”

County - Tract Name	Citrus Grove	Collins Slough/Hill Grade Tract
Polk – Bereah Grove	Parcels 1 thru 7
Polk – Lake Patrick (Babson)	Parcels 8 thru 10
Polk – Lake Patrick (North Patrick)	Parcels 11 thru 13
Polk – Lake Patrick (Lake Patrick)	Parcels 14 thru 17
Polk – Lake Patrick (Ida)	Parcels 18 thru 20
Polk – Oak Island (Parson Brown)	Parcel 21
Polk – Oak Island (Driscoll)	Parcels 22 and 23
Polk – Oak Island (Pittsburgh)	Parcels 24 thru 26
Polk – Oak Island (Oak Island)	Parcels 27 thru 29
Polk – Oak Island (Livingston)	Parcel 30
Hendry – Collins Slough		Parcels 1 thru 6
Hendry – Hill Grade		Parcels 7 thru 35
Hendry – Felda Grove	Parcel 36
Collier – Felda Grove	Parcels 11 thru 16
Collier – Corkscrew Grove	Parcels 1 thru 10

Initials /S/ JDA

Exhibit "B"

Personal Property

All fixtures, all farm products including but not limited to crops, water rights, equipment and machinery (excluding, however, automobiles, trucks, tractors, trailers, wheeled vehicles, planting and tillage equipment), watering and irrigation apparatus, pumps, motors, generators, pipes, center pivot irrigators and sprinklers, frost protection apparatus, windmills, fences, fixtures, fittings, appliances, whether any of the foregoing is owned now or acquired later; all accessions, additions, replacements, and substitutions relating to any of the foregoing:  all records of any kind  relating to any of the foregoing; all proceeds relating to any of the foregoing (including insurance, general intangibles and accounts proceeds).The foregoing apply only to such items that are affixed to, placed upon, grown upon, or used in connection with the Land and  Improvements.

Initials /S/ JDA